TW HOLDINGS, INC.,

                                   as Seller,

             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
                         doing business as SEAFIRST BANK
                       AND OTHER PURCHASERS NAMED HEREIN,

                                 as Purchasers,

                                 SEAFIRST BANK,

                                    as Agent,

                                       and

                            TRENDWEST RESORTS, INC.,

                               as Master Servicer



                  ---------------------------------------------


                                   $93,000,000

                           SECOND AMENDED AND RESTATED
                         RECEIVABLES TRANSFER AGREEMENT


                            Dated as of June 1, 1997



                  ---------------------------------------------

                                TABLE OF CONTENTS

                                                                                                                        Page
         ARTICLE 1                  DEFINITIONS.................................................................  3

                  Section 1.1  Certain Defined Terms............................................................  3
                  Section 1.2  Usage of Terms................................................................... 23
                  Section 1.3  Accounting Terms................................................................. 23

         ARTICLE 2                    THE COMMITMENT; TRANSFER OF RECEIVABLES................................... 24

                  Section 2.1  The Commitment................................................................... 24
                  Section 2.2  Certain Purchase Procedures...................................................... 24
                  Section 2.3  [Reserved]....................................................................... 25
                  Section 2.4  Conveyance of Receivables........................................................ 25
                  Section 2.5  Custody of Receivable Files...................................................... 27
                  Section 2.6  Duties of Master Servicer as Custodian........................................... 28
                  Section 2.7  Instructions; Authority to Act................................................... 29
                  Section 2.8  Indemnification by Master Servicer as
                                    Custodian................................................................... 29
                  Section 2.9  Effective Period and Termination................................................. 29

         ARTICLE 3                  EARNED YIELD................................................................ 30

                  Section 3.1  Earned Yield..................................................................... 30
                  Section 3.2  Selection of Yield............................................................... 30
                  Section 3.3  Applicable Days for Computation of Yield......................................... 31
                  Section 3.4  Unavailable LIBOR Rate........................................................... 31
                  Section 3.5  Yield Protection................................................................. 31
                  Section 3.6  Funding Losses................................................................... 33

         ARTICLE 4                  COLLECTIONS AND SETTLEMENTS................................................. 34

                  Section 4.1  Collections...................................................................... 34
                  Section 4.2  Reinvestments.................................................................... 34
                  Section 4.3  Settlement Procedures............................................................ 34
                  Section 4.4  Deposits to Collection Account to Avoid
                                    Break-Funding Costs......................................................... 35
                  Section 4.5  Deemed Collections............................................................... 36
                  Section 4.6  Allocation of Payments and Collections........................................... 36
                  Section 4.7  Order of Distribution by the Agent............................................... 37
                  Section 4.8  Collection Account............................................................... 37
                  Section 4.9  Lock Boxes....................................................................... 38

         ARTICLE 5                  FEES AND OTHER PAYMENTS..................................................... 39

                  Section 5.1  Fees............................................................................. 39
                  Section 5.2  Termination Event Rate Payments.................................................. 40
                  Section 5.3  Payments......................................................................... 40


                                                    i




         ARTICLE 6                  CONDITIONS OF PURCHASES..................................................... 41

                  Section 6.1  Conditions to Initial Purchase................................................... 41
                  Section 6.2  Conditions to All Purchases...................................................... 42

         ARTICLE 7                  REPRESENTATIONS AND WARRANTIES.............................................. 43

                  Section 7.1  Representations and Warranties as to the
                                    Seller...................................................................... 43
                  Section 7.2  Representations and Warranties as to the
                                    Receivables................................................................. 46
                  Section 7.3  Additional Representations and Warranties
                                    as to the Mortgage Loan Receivables......................................... 49
                  Section 7.4  Repurchase Upon Breach: Optional
                                    Repurchase.................................................................. 52
                  Section 7.5  Representations and Warranties as a Whole........................................ 53

         ARTICLE 8                  AFFIRMATIVE COVENANTS....................................................... 54

                  Section 8.1  Affirmative Covenants of the Seller.............................................. 54
                  Section 8.2  Affirmative Covenants of TRI..................................................... 57

         ARTICLE 9                  NEGATIVE COVENANTS.......................................................... 58

                  Section 9.1  Negative Covenants of the Seller................................................. 58
                  Section 9.2  Negative Covenants of TRI........................................................ 59

         ARTICLE 10                 SERVICING, ADMINISTRATION AND COLLECTIONS................................... 60

                  Section 10.1  Designation of Master Servicer.................................................. 60
                  Section 10.2  Duties of the Master Servicer:
                                    Subservicers................................................................ 62
                  Section 10.3  Collection Responsibilities; Receivable
                                    Modifications............................................................... 65
                  Section 10.4  Maintenance of Insurance........................................................ 66
                  Section 10.5  Assumption and Substitution Agreements.......................................... 67
                  Section 10.6  Realization Upon Defaulted Receivables.......................................... 67
                  Section 10.7  Payment of Fees and Expenses of Agent:
                                    No Offset................................................................... 68
                  Section 10.8  Servicing Fee................................................................... 68
                  Section 10.9  Representations and Warranties as to the
                                    Master Servicer............................................................. 69
                  Section 10.10 Existence; Status as Master Servicer;
                                    Merger...................................................................... 70
                  Section 10.11             Performance of Obligations.......................................... 71
                  Section 10.12             Liability of the Master Servicer:
                                     Indemnities................................................................ 71




                                       ii




         ARTICLE 11                 TERMINATION EVENTS.......................................................... 72

                  Section 11.1  Termination Events.............................................................. 72
                  Section 11.2  Remedies........................................................................ 74

         ARTICLE 12                 THE AGENT................................................................... 75

                  Section 12.1  Authorization and Action........................................................ 75
                  Section 12.2  Duties and obligations.......................................................... 76
                  Section 12.3  Dealings with the Seller........................................................ 77
                  Section 12.4  Purchaser Credit Decision....................................................... 77
                  Section 12.5  Right to Rely on Payments....................................................... 78
                  Section 12.6  Limitations on Liability;
                                    Indemnification............................................................. 78
                  Section 12.7  Successor Agent................................................................. 79
                  Section 12.8  Delegation of Duties............................................................ 80
                  Section 12.9  Merger of Agent................................................................. 80

         ARTICLE 13                 ASSIGNMENTS AND PARTICIPATIONS.............................................. 80

                  Section 13.1  Generally....................................................................... 80
                  Section 13.2  Assignments..................................................................... 80
                  Section 13.3  Participations.................................................................. 82

         ARTICLE 14                 SELLER INDEMNITIES.......................................................... 82

                  Section 14.1  Indemnities by the Seller....................................................... 82

         ARTICLE 15                 MISCELLANEOUS............................................................... 84

                  Section 15.1  Repurchases for Administrative
                                    Convenience................................................................. 84
                  Section 15.2  Substitution of Receivables..................................................... 85
                  Section 15.3  No Waiver; Remedies Cumulative.................................................. 85
                  Section 15.4  Governing Law................................................................... 86
                  Section 15.5  Notices......................................................................... 86
                  Section 15.6  Severability.................................................................... 87
                  Section 15.7  Entire Agreement; Amendment..................................................... 87
                  Section 15.8  Submission to Jurisdiction: Etc................................................. 87
                  Section 15.9  Waiver of Jury Trial............................................................ 88
                  Section 15.10             Captions and Cross-References;
                                     Incorporation by Reference................................................. 88
                  Section 15.11  Counterparts................................................................... 88
                  Section 15.12  Confidentiality................................................................ 88
                  Section 15.13  Resale of Receivables.......................................................... 88
                  Section 15.14  Oral Agreements Not Enforceable................................................ 89

SCHEDULES

Schedule 1                 Credit and Collection Policy (Right to Use
                           Receivables
Schedule 2                 Credit and Collection Policy (Mortgage Loan
                           Receivables)
Schedule 3                 Schedule of Right to Use Receivables
Schedule 4                 Schedule of Mortgage Loan Receivables
Schedule 5                 Locations of Receivable Files




EXHIBITS

Exhibit A                  Form of Purchase Notice
Exhibit B                  Form of Purchase Certificate
Exhibit C                  Forms of Right to Use Receivables
Exhibit D                  [Reserved]
Exhibit E                  Form of Settlement Statement
Exhibit F                  Form of Lock Box Notice
Exhibit G                  Form of Opinion of Washington Counsel
Exhibit H                  Forms of Opinion of Oregon Counsel
Exhibit I                  Form of Opinion of Nevada Counsel

                         RECEIVABLES TRANSFER AGREEMENT


         This Second Amended and Restated Receivables Transfer Agreement is made as of June 1, 1997 (the "Agreement"), among TW HOLDINGS, INC., a Nevada corporation (the "Seller"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, doing business as SEAFIRST BANK ("Seafirst") and the other Purchasers named herein (collectively, the "Purchasers"), Seafirst, as agent for the Purchasers (in such capacity, the "Agent"), and TRENDWEST RESORTS, INC., an [Oregon] corporation ("TRI" or, in its capacity as Master Servicer, the "Master Servicer").

                                    RECITALS

         WHEREAS, the Seller is in the business of purchasing from time to time certain right to use timeshare receivables (the "Right to Use Receivables") from TRI and from Eagle Crest, Inc.
("Eagle Crest");

         WHEREAS, the Seller was formerly also in the business of purchasing from time to time from Eagle Crest Partners, Ltd. (together with Eagle Crest and TRI, the "Originators") certain mortgage loan timeshare receivables (the "Mortgage Loan Receivables" and, together with the Right to Use Receivables, the "Receivables");

         WHEREAS, the Seller, Seattle-First National Bank (the "Original Purchaser" and predecessor by merger to Seafirst), Seattle-First National Bank as agent, and Jeld-Wen, inc. as master servicer executed a receivables transfer agreement dated as of December 31, 1993 (the "Original Transfer Agreement"), pursuant to which, among other things, the Original Purchaser provided financing to enable the Seller to purchase Right to Use Receivables from TRI;

         WHEREAS, the parties to the Original Transfer Agreement executed an amended and restated receivables transfer agreement dated as of June 1, 1994, pursuant to which, among other things, the Original Purchaser provided financing to enable the Seller to purchase, not only Right to Use Receivables from TRI, but also Mortgage Loan Receivables from Eagle Crest Partners, Ltd. (predecessor to Eagle Crest);

         WHEREAS, the amended and restated receivables transfer agreement dated as of June 1, 1994 (as amended, the "Prior Transfer Agreement") has been amended by Amendment No. 1 dated as of December 1, 1994, Amendment No. 2, dated as of March 30, 1995, a letter dated May 26, 1995, Amendment No. 4 dated as of June 30, 1995, Amendment No. 5 dated as of December 11, 1995, and

Amendment No. 6 dated as of June 30, 1996; and the parties desire to restate in one document so much of the Prior Transfer Agreement as the parties intend to remain in effect;

         WHEREAS, the parties wish to amend the Prior Transfer Agreement in several ways, including (i) adding Sanwa Bank and Societe Generale as Purchasers, (ii) allowing TRI to acquire the stock of Seller and Trendwest Funding I, Inc. and to be substituted for Jeld-Wen, inc., as Master Servicer,
(iii) terminating the financing of additional Mortgage Loan Receivables while providing for the financing of Right to Use Receivables acquired by the Seller from Eagle Crest as well as from TRI; (iv) reducing the Margin used in computation of the Yield Rate to be received by the Purchasers; and (v) changing the financial reporting obligations of the Seller;

         WHEREAS, the Seller has requested that the Purchasers provide financing to enable the Seller to purchase Right to Use Receivables from TRI and from Eagle Crest, and the Purchasers are willing to make funds available for such purpose upon the terms and subject to the conditions contained herein;

         WHEREAS, as a result of the foregoing, the Seller has and will have certain Receivables in which it intends to sell interests (the "Undivided Interests"), which Undivided Interests shall be purchased by the Purchasers from time to time upon the terms and subject to the conditions contained herein;

         WHEREAS, certain of the collections relating to the Receivables and the Undivided Interests may be reinvested in additional Receivables upon the terms and subject to the conditions contained herein;

         WHEREAS, the Seller has agreed to secure its obligations hereunder to the Purchasers in connection with such sale by granting to the Agent (for the benefit of the Purchasers) a first priority, perfected security interest in all of the Receivables owned by it;

         WHEREAS, the Master Servicer has agreed to undertake certain responsibilities relating to the servicing of the Receivables;
and

         WHEREAS, the parties hereto desire to amend and restate the Prior Transfer Agreement in its entirety.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         Section 1.1 Certain Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         "Agent" means Seafirst, in its capacity as agent for the Purchasers pursuant to this Agreement, and any successor agent appointed pursuant to
Section 12.7.

         "Aggregate Net Investment" means, as of any date, the aggregate amount of all Purchasers' Investments outstanding as of such date.

         "Aggregate Net Investment Limit" means, as of any date, an amount equal to the lesser of (i) the Commitment Amount or (ii) the sum of (a) 80% of the Net Pool Balance and (b) amounts deposited in the Collection Account pursuant to
Section 4.4 and not yet disbursed to the Agent pursuant to Section 4.9.

         "Aggregate Undivided Interest" means, as of any date, an undivided floating fractional ownership interest (owned ratably by the Purchasers) in the Receivables comprising the Receivables Pool, which is equal to a fraction, expressed as a percentage, the numerator of which is the sum of (i) Aggregate Net Investment and (ii) 25% of the Aggregate Net Investment and the denominator of which is the Net Pool Balance; provided that in no event can the Aggregate Undivided Interest exceed 100%.

         "Agreement"   means  this  Agreement  and  all  amendments  hereof  and
supplements hereto as shall exist from time to time.

         "Assigned Collateral" means, as of any date, the Seller's (i) ownership interest in (a) all of the Receivables comprising the Receivables Pool;
         (b) all Related Security with respect to such Receivables; (c) all collections on or in respect of such Receivables after the related Cutoff Dates; (d) all related Receivable Documents; and (e) all proceeds of the foregoing, and (ii) interest in (a) the Facility Documents and
(b) all monies from time to time on deposit in the Collection Account, including investments of such monies.

         "Assignee Purchaser" shall have the meaning set forth in
Section 13.2.

         "Assignment" means an assignment of mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction in which a Mortgaged Property is located to reflect of record the sale of the related Mortgage Note and Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages and Mortgage Notes secured by Mortgaged Properties located in the same county, if permitted by applicable law and acceptable for recording.

         "Associations" means the Eagle Crest Vacation Resort Owners Association, the Eagle Crest Master Association, the Eagle Crest Estate Homesite Association, the River View Vista Estates Association and the Fairway Vista Estates Association.

         "Board of Governors" means the Board of Governors of the Federal Reserve System, and any successor thereto.

         "Business Day" means any day other than Saturday, Sunday or another day on which banks are authorized or obligated to close in Seattle, Washington, except that in connection with the selection of the LIBOR Rate or the calculation of the LIBOR Rate for any Yield Period, "Business Day" means any day other than Saturday or Sunday on which dealings in foreign currencies and exchanges between banks may be carried on in London, England, New York, New York and Seattle, Washington.

         "Charge-off Rate" means, as of any Settlement Date, the average of the Monthly Charge-off Rates for the three Collection Periods immediately preceding the Collection Period in which such Settlement Date occurs.

         "Closing Date" means June 30, 1997.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collateral Percentage" means, as of any date, a fraction, expressed as a percentage, the numerator of which is the Net Pool Balance and the denominator of which is the Aggregate Net Investment.

         "Collected Interest" means all Collections other than Collected Principal and Miscellaneous Payments.

         "Collected Principal" means that portion of Collections allocable to principal on the Receivables.

         "Collection Account" means the account or accounts designated as such and established and maintained pursuant to Section 4.8.

         "Collection Period" means, in the case of (i) the first Settlement Date, the period of time from the Closing Date to and including the last day of the month immediately preceding the month in which such Settlement Date occurs and (ii) any

Settlement Date other than the first Settlement Date, the month immediately preceding the month in which such Settlement Date occurs.

         "Collections" means all funds which either (i) are received by the Seller or the Master Servicer on or after the related Cutoff Date on or in respect of the Receivables and the other Assigned Collateral or (ii) are deemed to have been received as Collections pursuant to Section 4.5.

         "Commitment" means the several obligations of the Purchasers to make Purchases pursuant to this Agreement and the Prior Transfer Agreement.

         "Commitment Amount" means $93,000,000.

         "Commitment Fee" means the fee payable in arrears by the Seller to the Agent pursuant to Section 5.1 in respect of each day from the Closing Date until the Commitment Termination Date in an amount equal to the product of (i) 0.25%,
(ii) the excess, if any, of (a) the Commitment Amount on such day over (b) the Aggregate Net Investment on such day and (iii) 1/360.

         "Commitment Termination Date" means June 30, 1998, as such date may be extended pursuant to Section 2.3.

         "Consolidated Defaulted Receivable Amount" means, as of any Settlement Date, a fraction, expressed as a percentage, the numerator of which is the sum of (i) the outstanding Principal Balance of all Receivables included in the Receivables Pool that were Defaulted Receivables and (ii) the outstanding principal balance of all Originator Receivables that would be Defaulted Receivables pursuant to the definition thereof, in each case as of the last day of the related Collection Period, and the denominator of which is the sum of (i) the Outstanding Principal Balance of all Receivables included in the Receivables Pool and (ii) the outstanding principal balance of all Originator Receivables, in each case as of the last day of such Collection Period.

         "Consolidated Delinquency Rate Amount" means, as of any Settlement Date, a fraction, expressed as a percentage, the numerator of which is the sum of (i) the Outstanding Principal Balance of all Receivables included in the Receivables Pool in respect of which a payment of Monthly P&I was more than 30 days past due and (ii) the outstanding principal balance of all Originator Receivables in respect of which a scheduled monthly payment was more than 30 days past due, in each case as of the last day of the related Collection Period, and the denominator of which is the sum of (i) the Outstanding Principal Balance of all Receivables included in the Receivables Pool and (ii) the outstanding principal balance of all Originator Receivables, in each case as of the last day of such Collection Period.

         "Consolidated Monthly Charge-off Rate" means, with respect of any Collection Period, a fraction, expressed as a percentage on a per annum basis, the numerator of which is the sum of (i) the Outstanding Principal Balance of all Receivables included in the Receivables Pool that were charged-off and (ii) the outstanding principal balance of all Originator Receivables that were charged-off, in each case during such Collection Period, and the denominator of which is the sum of (i) the average Outstanding Principal Balance of all Receivables included in the Receivables Pool and (ii) the average outstanding principal balance of all Originator Receivables, in each case for each day in such Collection Period.

         "Credit and Collection Policy" means those credit and collection policies described on Schedules 1 and 2 hereto, as the same may be modified from time to time in accordance with this Agreement.

         "Cutoff Date" means, with respect to a Receivable, the Initial Cutoff Date or the related Subsequent Cutoff Date, as the case may be.

         "Defaulted Receivable" means any Receivable comprising part of the Receivables Pool in respect of which (i) the related obligor has failed to pay when due any amounts due in respect thereof which failure continues for 90 days or more; (ii) the Obligor has failed to perform any term or covenant on its part to be performed under any related Receivable Document which failure continues for 90 days or more, if the effect of such failure is to accelerate or to permit (with or without the giving of notice) the acceleration of the maturity of such Receivable or, if such Receivable is a Mortgage Loan Receivable, the related Mortgage Note; (iii) the related Obligor is the subject of a petition in bankruptcy, either voluntary or involuntary, or in any other proceeding under the federal bankruptcy laws or makes an assignment for the benefit of creditors;
(iv) liquidation or foreclosure proceedings relating to all or any part of the Related Security have begun; or (v) the Master Servicer has determined, in accordance with the procedures and standards set forth in this Agreement and in the related Credit and Collection Policy, that eventual payment in full is unlikely.

         "Defaulted Receivable Amount" means, as of any Settlement Date, a fraction, expressed as a percentage, the numerator of which is the Outstanding Principal Balance of all Receivables included in the Receivables Pool that were Defaulted Receivables as of the last day of the related Collection Period and the denominator of which is the Outstanding Principal Balance of all

Receivables included in the Receivables Pool as of the last day of such Collection Period.

         "Defective Receivable" means any Receivable required to be repurchased by the Seller pursuant to Section 7.4.

         "Delinquency Rate Amount" means, as of any Settlement Date, a fraction, expressed as a percentage, the numerator of which is the Outstanding Principal Balance of all Receivables included in the Receivables Pool in respect of which a payment of Monthly P&I was more than 30 days past due as of the last day of the related Collection Period and the denominator of which is the Outstanding Principal Balance of all Receivables (other than Defaulted Receivables) included in the Receivables Pool as of the last day of such Collection Period.

         "Dollar" or "$" means the currency of the United States.

         "Due Date" means, with respect to any Receivable, the date upon which installments of Monthly P&I are required to be paid pursuant to such Receivable or, if such Receivable is a Mortgage Loan Receivable, pursuant to the related Mortgage Note, in each case after giving effect to any grace period permitted by such Receivable or Mortgage Note.

         "Eagle Crest" means Eagle Crest, Inc., an Oregon corporation, and any successor thereto.

         "Eagle Crest Master Association" means that certain nonprofit corporation organized under the laws of the State of Oregon having its principal place of business at 821 South Sixth Street, Redmond, Oregon 97756, which owns and operates the common improvements and facilities for the benefit of all owners of the Mortgaged Properties.

         "Eagle Crest Purchase Agreement" means the Amended and Restated Receivables Purchase Agreement, dated as of the date hereof, between Eagle Crest and the Seller, and all amendments thereof and supplements thereto as shall exist from time to time.

         "Eagle Crest Vacation Resort Owners Association" means that certain non-profit corporation organized under the laws of the State of Oregon having its principal place of business at 821 South Sixth Street, Redmond, Oregon 97756, which owns and operates the facilities identified for the use and benefit of the owners of the Timeshare Estates.

         "Earned Yield" shall have the meaning set forth in
Section 3.1.

         "Eligible   Assignee"  means  a  commercial  bank  or  other  financial institution formed under the laws of any OECD Country.

         "Eligible Receivable" means, as of any date, a Receivable that is either a Right to Use Receivable or a Mortgage Loan Receivable and:

                  (i) as to which, at the time of its conveyance to the Seller, no portion of any payment of Monthly P&I is more than 30 days delinquent and (a) if the Receivable is a Right to Use Receivable, no portion of any payment of Monthly P&I has ever been more than 30 days delinquent and (b) if the Receivable is a Mortgage Loan Receivable, no portion of any payment of Monthly P&I has been delinquent since January 1, 1994;

                  (ii)  is not a Defaulted Receivable;

                  (iii) in respect of which at the time when such Receivable became an Eligible Receivable, four months had elapsed since the related Origination Date;

                  (iv) which either constitutes chattel paper under the Nevada UCC or, if such Receivable is a Mortgage Loan Receivable, the related Mortgage Note constitutes an instrument under the UCC in effect in the state in which the related Mortgaged Property is located;

                  (v) as to which, at the time of (a) its conveyance to the Seller and (b) as of such date, the related Originator or the Seller, as the case may be, has or will have good and marketable title thereto free and clear of all Liens other than (1) the Lien in favor of the Agent for the benefit of the Purchasers created pursuant to this Agreement, (2) if such Receivable is a Mortgage Loan Receivable, other than Permitted Encumbrances on the related Mortgaged Property and (3) if such Receivable is a Right to Use Receivable, other than Liens in favor of WorldMark;

                  (vi) as to which a first priority security interest in favor of the Agent for the benefit of the Purchasers has been perfected (and, if such Receivable is a Mortgage Loan Receivable, a first priority security interest in the related Mortgage and Mortgage Note has been so perfected); and

                  (vii) as to which no Lien exists that is on a parity with the security interests described in clause (vi) above other than Permitted Encumbrances on the related Mortgaged Property in the case of a Mortgage Loan Receivable and Liens in favor of WorldMark in the case of a Right to Use Receivable.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Eurodollar Rate" means, with respect to any Yield Period, (i) the British Bankers' Association interest settlement rate at 11:00 a.m., London time, on the day that is two Business Days prior to the first date of such Yield Period, as reported on page 3750 of Telerate Systems, Inc. (or its successor publication) (or such other page as may replace page 3750 in that service for the purpose of displaying London interbank offer rates of major banks) under the U.S. Dollar column, or, if unavailable, (ii) the offered rate for U.S. Dollar deposits as reported on the Reuters Monitor Money Rates Service or (iii) if no such rate is available as described in clauses (i) or (ii) above, the arithmetic mean of the quotations of the rates at which deposits in U.S. Dollars are offered in the London interbank market by three Reference Banks selected by the Agent (after consultation with the Seller) and to which a request was made to the principal London office for a quotation of such rate at approximately 11:00 a.m., London time, on the day that is two Business Days prior to the first date of such Yield Period to prime banks in the London interbank market for such Yield Period; provided that the Eurodollar Rate for the initial Yield Period hereunder shall be determined by interpolation between the reported rates for periods of 30 and 60 days.

         "Eurodollar Reserves" means a fraction, expressed as a four digit decimal, the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the minimum reserve percentages (including, without limitation, any special, supplemental, marginal or emergency reserves), expressed as a four digit decimal, established by the Board of Governors or any other banking authority to which the Purchasers are subject for Eurocurrency Liability (as such term is defined in Regulation D). For all purposes of this Agreement, Eurodollar Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage and shall apply to all Yield Periods commencing after the effective date of such change.

         "Facility Documents" means this Agreement, the Purchase Agreements, each Subservicing Agreement, if any, and all reports, statements, financing statements, instruments and other documents delivered in connection herewith or therewith or in connection with the transactions contemplated hereby or thereby.

         "Fairway Vista Estates Association" means that certain nonprofit corporation organized under the laws of the State of Oregon having its principal place of business at 821 South Sixth Street, Redmond, Oregon 97756, which owns and operates the facilities identified for the use and benefit of certain owners of the Fractional Ownership Interests.

         "Federal Funds Rate" means, with respect to any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates displayed on such days as the federal funds effective rate on the display page designed as "Page 12011 on the Dow Jones Telerate Service (or such other page as may replace that page on that service, or such other service as may be designated as the information source by Agent for the purpose of determining the daily effective federal funds rate for federal funds transactions between members of the Federal Reserve System).

         "Fee Letter" means that certain letter, dated the Closing Date, from the Agent to the Seller, and all amendments thereof and supplements thereto as shall exist from time to time.

         "FHLMC" means the Federal Home Loan Mortgage Association and its successors.

         "Filing Assets" means, with respect to any Receivable acquired by the Seller on or after the Closing Date, (i) such Receivable; (ii) all Related Security with respect to such Receivable; (iii) all Collections with respect to such Receivable; (iv) all related Receivable Documents; (v) the Seller's rights under the related Purchase Agreement; and (vi) all proceeds of the foregoing.

         "Fractional Ownership Interest" means a fee simple ownership interest in common with other owners in a single-family residential home or townhouse entitling the owner thereof to the exclusive use of such home or townhouse for four, five or ten weeks, together with access to the accompanying facilities of the Project.

         "Governmental Authority" means the government of the United States or any state, county or municipality or any foreign country or any political subdivision of any of the foregoing or any branch, department, agency, instrumentality, court, tribunal or regulatory authority which constitutes a part or exercises any sovereign power of any of the foregoing.

         "Indebtedness" means, with respect to the Seller, all (i) obligations for borrowed money; (ii) obligations representing the deferred purchase price of property other than accounts receivable or accounts payable arising in the ordinary course of the business of the Seller on terms customary in the trade;
(iii) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property now or hereafter owned or acquired by the Seller; (iv) obligations which are evidenced by notes, acceptances or other instruments; (v) obligations under leases which would be capitalized on the balance sheet of the Seller prepared in accordance with generally accepted accounting principles; and (vi) obligations for which the Seller is obligated pursuant to a guarantee.

         "Indemnified Amounts" shall have the meaning specified in
Section 14.1.

         "Indemnified Parties" shall have the meaning specified in
Section 14.1.

         "Independent Director" means a director of the Seller who shall at no time be, and has not been a director or officer of, or be employed by any direct or ultimate parent, or Affiliate of the parent, of the Seller, and who shall at no time hold any beneficial interest in the Seller or any Affiliate of the Seller; provided, however, that the Independent Director may serve in similar capacities for other "special purpose corporations" formed by the parent of the Corporation and its Affiliates. "Affiliate" means, with respect to any Person, any officer, director, or holder of 5% or more of the voting power of the Seller, or any brother, sister, spouse, parent or child of any such person, and any other entity other than the Seller, controlling or controlled by or under common control with such entity, and "control" means the power to direct the management and policies of such entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

         "Initial Cutoff Date" means June 30, 1997.

         "Initial Receivables" means the Receivables comprising the Receivables Pool as of the Closing Date.

         "Interest Rate Protection Date" means the second consecutive Settlement Date in respect of which the difference between (i) the weighted average Receivable Interest Rate of the Receivables comprising the Receivables Pool during the related Collection Period and (ii) 30-day LIBOR is less than or equal to 8%.

         "Interest Rate Protection" means a transaction governed by an ISDA Master Agreement pursuant to which a counterparty will ensure for a three year period commencing on the related Interest Rate Protection Date, on an amount at least equal to 60% of the Aggregate Net Investment as of such Interest Rate Protection Date, the 30-day Eurodollar Rate will be less than or equal to the sum of (i) the 30-day Eurodollar Rate in effect on such Interest Rate Protection Date and (ii) 4%.

         "Investment Company Act" means the Investment Company Act of 1940, as amended.

         "IRS" means the Internal Revenue Service, and any successor thereto.

         "LIBOR Rate" means, with respect to any Tranche for any Yield Period, an interest rate per annum equal to the sum of (i) the Margin and (ii) the product of (a) the Eurodollar Rate in effect for such Yield Period and (b) the Eurodollar Reserves in effect on the first day of such Yield Period. For all purposes of this Agreement, each Tranche accruing a yield at the LIBOR Rate shall be deemed to constitute a Eurocurrency Liability and to be subject to the reserve requirements of Regulation D, without benefit of credit or proration, exemptions or offsets which might otherwise be available to the Purchasers from time to time under Regulation D.

         "Lien" means, with respect to any Person, any security interest, lien, charge, claim, pledge, equity or encumbrance of any kind upon or affecting the revenues of such Person or any real or personal property in which such Person has or hereafter acquires any interest, other than Tax liens, mechanics, liens and any liens that attach by operation of law.

         "Liquidation Expenses" means, with respect to the liquidation of any Defaulted Receivable, all reasonable out-of-pocket expenses (including all reasonable sales and marketing expenses, but not including overhead) incurred by the Master Servicer in connection with such liquidation.

         "Liquidation  Proceeds"  means,  with respect to the liquidation of any
Defaulted  Receivable,   amounts  actually  received  in  connection  with  such
liquidation.

         "Lock Box" means each post office box or bank box to be included in the Lock Box Network as to which the Seller has notified the Agent that collections will be remitted to pursuant to Section 4.9 following a Termination Event.

         "Lock Box Account" means each account maintained by the Seller as a part of the Lock Box Network and (i) as to which the Seller has notified the Agent that Collections will be deposited therein and (ii) with respect of which the Agent shall have received an undated executed copy of a Lock Box Notice addressed to the related Lock Box Bank.

         "Lock Box Agreement" means each agreement between the Seller and a Lock Box Bank relating to a Lock Box and a Lock Box Account, which agreement shall be in form and substance satisfactory to the Agent.

         "Lock Box Bank" means each of the banks or depository institutions added as a lock box bank pursuant to Section 4.9.

         "Lock Box Network" means one or more post office boxes and/or bank boxes and accounts maintained by the Seller for the sole purpose of receiving
Collections and in connection with which a collecting bank is exclusively authorized and directed to collect and process mail and Collections remitted to each such post office box or bank box and to deposit such Collections into the Collection Account, directly or through a Lock Box Account.

         "Lock Box Notice" means, with respect to each Lock Box and Lock Box Account, a letter in substantially the form of Exhibit F hereto from the Seller to each Lock Box Bank.

         "Margin" means, in the case of any Yield Period (or portion thereof) 1.25%, and after the Commitment Termination Date, provided that no Notice Date has occurred, 2%.

         "Master Servicer" means TRI, in its capacity as Master Servicer hereunder, and any successor Master Servicer designated by the Agent pursuant to
Section 10.1, including any Person assuming the duties of the Master Servicer under Article 10 after being designated in a Successor Notice.

         "Maturing Tranches" means, as of any Settlement Date, those Tranches for which such Settlement Date is the last day of the applicable Payment Period.

         "Miscellaneous Payments" means, with respect to any Receivable, any amounts received from or on behalf of the related Obligor representing assessments and payments relating to real property taxes, insurance premiums, transfer fees, late fees and service charges, annual dues payable to WorldMark and condominium or homeowners, association fees.

         "Monthly Charge-off Rate" means, with respect to any Collection Period, a fraction, expressed as a percentage on a per annum basis, the numerator of which is the Outstanding Principal Balance of all Receivables included in the Receivables Pool that were charged-off by the Seller during such Collection Period and the denominator of which is the average Outstanding Principal Balance of all Receivables included in the Receivables Pool for each day in such Collection Period.

         "Monthly P&I" means, with respect to any Receivable, the scheduled payment of principal and interest due in each Collection Period pursuant to such Receivable (which payment, if such Receivable is a Mortgage Loan Receivable, is set forth in the related Mortgage Note).

         "Mortgage" means the mortgage, deed of trust or other instrument creating a first lien on the Mortgaged Property securing a Mortgage Note.

         "Mortgage Loan Receivables" means such of the mortgage loans originated by Eagle Crest Partners, Ltd., acquired by the Seller and included in the Receivables Pool pursuant to the Prior Transfer Agreement, which mortgage loans are identified in the Schedule of Mortgage Loan Receivables.

         "Mortgage Note" means the promissory note or other evidence of indebtedness executed by an obligor that evidences the indebtedness of such obligor under a Mortgage Loan Receivable.

         "Mortgaged Property" means the property securing a Mortgage Note, which may be either a Timeshare Estate or a Fractional Ownership Interest consisting of a fee simple estate in real property located at the Project.

         "Net Pool Balance" means, as of any date, the aggregate Outstanding Principal Balance of all Eligible Receivables included in the Receivables Pool as of such date.

         "Net Worth" means an amount equal to the tangible shareholders' equity of the Seller (as such term is defined in accordance with generally accepted accounting principles) minus the fair market value of any securities owned by the Seller prior to the Closing Date (other than investment of monies on deposit in the Collection Account).

         "New Lock Box  Accounts"  shall have the meaning  specified  in Section
4.9.

         "New Lock Boxes" shall have the meaning specified in Section
4.9.

         "Notice Date" means the day on which the Agent, pursuant to Section 11.2, delivers or is deemed to have delivered to the Seller a notice of the occurrence of a Termination Event and declaration that the Commitment is terminated and all Obligations are due and payable (from Collections or otherwise).

         "Obligations" means (i) all obligations of the Seller to the Agent, the Purchasers and their respective successors, permitted transferees and assigns arising under or in connection with the Facility Documents, and (ii) all obligations of the Seller to any Indemnified Party arising under Section 14.1, in each case however created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

         "Obligor" means any Person obligated to make payments on or in respect of a Receivable, whether as a direct obligor or as a guarantor thereof.

         "OECD Country" means a country which is a member of the grouping of countries that are full members of the Organization of Economic Cooperation and Development, plus countries that have concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow.

         "Officer's Certificate" means a certificate signed by the president, any vice president, the treasurer, the assistant treasurer, the secretary or the assistant secretary of the Seller or the Master Servicer, as the case may be, and delivered to the Agent.

         "Original Principal Balance" means, with respect to any Receivable, the amount set forth in such Receivable or, in the case of a Mortgage Loan Receivable, on the related Mortgage Note, as the original principal balance of such Receivable.

         "Origination Date" means, with respect to any Receivable, the date specified as the Origination Date on the related Schedule of Receivables, such date being represented to be (i) in the case of a Mortgage Loan Receivable, the date on which the related Mortgage was recorded in the public records in the jurisdiction in which the related Mortgaged Property is located and (ii) in the case of a Right to Use Receivables, the date of origination of such Right to Use Receivable.

         "Originator" means TRI or Eagle Crest or Eagle Crest Partners, Ltd., as the case may be.

         "Originator Receivables" means, as of any time, all right to use timeshare receivables and mortgage loan timeshare receivables originated by the related Originator, other than the Receivables, that have not been paid in full or charged off.

         "Outstanding Principal Balance" means, with respect to any Receivable as of any date, its Original Principal Balance less all payments received on or in respect of such Receivable on or prior to such date and allocable to principal.

         "Participant" shall have the meaning set forth in
Section 13.3.

         "Payment Period" means (i) for any Tranche for which the Earned Yield is calculated at the LIBOR Rate, the Yield Period, provided, that if a Notice Date shall occur prior to the end of such Yield Period, the Payment Period for such Tranche shall end on the Settlement Date next succeeding such Notice Date;
(ii) for any Tranche for which the Earned Yield is  calculated  at the Reference
Rate, that period commencing on the next day after the last day of the immediately preceding Payment Period for such Tranche (or applicable portion thereof) or if there has been no such preceding Payment Period, the date the Purchasers' Investment in such Tranche was initially made by the Purchasers and, in either case, continuing through and including the next succeeding Settlement Date; and (iii) for any Tranche for which the Earned Yield is calculated at the Termination Event Rate, that period commencing on (a) the next day after the last day of the immediately preceding Payment Period for such Tranche (or applicable portion thereof), or
(b) if there has been no such preceding Payment Period, the date the Purchasers' Investment in such Tranche (or applicable portion thereof) was initially made by the Purchasers and, in either case, continuing through and including the immediately succeeding Settlement Date.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Permitted Encumbrances" means, with respect to any Mortgaged Property,
(i) all Liens and encumbrances identified in the related Mortgage and (ii) all other mortgages, deeds of trust or other security instruments on such Mortgaged Property to the extent that such mortgages, deeds of trust or other security instruments and the related promissory note or other evidence of indebtedness are substantially similar to the Mortgages and Mortgage Notes, respectively, and relate to mortgage loan timeshare receivables which are substantially similar to the Mortgage Loan Receivables and have been transferred to the Agent for the benefit of the Purchasers.

         "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Portfolio Yield" means, as of any Settlement Date, the difference between (i) the product of (a) the amount of Collected Interest collected during the related Collection Period and (b) the Purchasers' Interest for such Collection Period, and (ii) the sum of (a) the Earned Yield in respect of such Collection Period, whether or not paid, and (b) the product of (1) the Purchasers' Interest for such Collection Period and (2) the sum of the Servicing Fee payable in respect of such Collection Period, the Outstanding Principal Balance of all Receivables that were charged-off by the Seller during such Collection Period and the Program Costs in respect of such Collection Period, whether or not paid.

         "Prior Transfer Agreement" shall have the meaning defined in the recitals to this Agreement.

         "Pro Rata Share" shall mean for each Purchaser the percentage set forth opposite its name below.

                           Purchaser                                               Pro Rata Share
         Seafirst Bank                                                                  21.51%

         First National Bank of Chicago                                                 16.13

         Societe Generale                                                               16.13

         The Bank of Tokyo-Mitsubishi                                                   10.75

         Key Bank National Association                                                  10.75

         Sanwa Bank California                                                          10.75

         First Security of Idaho, N.A.                                                   8.60

         U. S. Bank                                                                      5.38


         "Program Costs" means, in respect of any Collection Period, all expenses and fees of the Seller payable during such Collection Period (other than the Servicing Fee and Earned Yield), including but not limited to, fees payable pursuant to Section 5.1.

         "Project" means the respective land, buildings and appurtenant rights which comprise the Eagle Crest Resort, Redmond, Oregon, within which each Mortgaged Property is located.

         "Purchase" means any purchase by the Purchasers of an Undivided Interest from the Seller and includes, without limitation, Reinvestments.

         "Purchase Agreements" means the Eagle Crest Purchase
Agreement and the TRI Purchase Agreement.

         "Purchase Certificate" shall have the meaning set forth in
Section 6.2(c).

         "Purchase Notice" shall have the meaning set forth in
Section 2.2(a).

         "Purchase Price" means, with respect to any Defective Receivable, an amount equal to the Outstanding Principal Balance of such Receivable as of the last day of the Collection Period immediately preceding the Collection Period in which such Receivable is being repurchased, together with interest thereon at the applicable Receivable Interest Rate from the end of such immediately preceding Collection Period through the current Collection Period.

         "Purchase and Sale Agreement" means, with respect to any Mortgage Loan Receivable, the related Eagle Crest Vacation Resort
Ownership Purchase and Sale Agreement, Escrow Instructions and
Buyer's Receipt for Documents.

         "Purchasers" means each of the Persons identified as a "Purchaser" in the definition of "Pro Rata Share" and any of their respective successors.

         "Purchasers' Interest" means, with respect to any Collection Period, a fraction, the numerator of which is the average Aggregate Net Investment for each day in such Collection Period and the denominator of which is the average outstanding Principal Balance of the Receivables comprising the Receivables Pool for each day in such Collection Period.

         "Purchasers' Investment" in any Undivided Interest means an amount equal to the original amount paid to the Seller for such Undivided Interest at the time of its initial acquisition by the Purchasers, as such amount may be reduced from time to time by Collections received and distributed pursuant to Sections 4.3 and 4.7. The Purchasers' Investment shall not be considered reduced by any distribution of any portion of Collections if at any time such distribution is rescinded or otherwise must be returned for any reason nor shall the Purchasers' Investment be reduced or increased by any Reinvestment.

         "Purchasers' Share" of any Collections means, (i) on any day on or before the Commitment Termination Date, if no Notice Date shall have occurred, the product of such amount and the Aggregate Undivided Interest on such day;
(ii) on any day after the Commitment Termination Date, if no Notice Date shall have occurred on or before the Commitment Termination Date, the product of such amount and the Aggregate Undivided Interest as of the Commitment Termination Date; and (iii) if a Notice Date shall have occurred on or before the Commitment Termination Date, the product of such amount and the Aggregate Undivided Interest as of such Notice Date.

         "Receivable Documents" means, with respect to any Receivable, all loan agreements, security agreements, guarantees, pledges, mortgages, deeds of trust, financing statements, certificates, instruments, agreements and other related documents executed in connection with such Receivable (including, if such Receivable is a Mortgage Loan Receivable, the related Mortgage, Mortgage Note and Warranty Deed) or in connection with the Related Security.

         "Receivable Files" means the documents in respect of the Receivables specified in Section 2.5.

         "Receivable Interest Rate" means, with respect to a Receivable, the per annum rate of interest or finance charge borne by such Receivable.

         "Receivables" means the Right to Use Receivables and the Mortgage Loan Receivables included in the Receivables Pool, and all proceeds thereof and payments thereunder on and after the related Cutoff Date, which Receivables are identified in the related Schedule of Receivables. Once so designated, a Receivable shall continue to be a Receivable for all purposes hereunder until
(i) its Outstanding Principal Balance has been reduced to zero, (ii) the Seller repurchases such Receivable pursuant to Section 7.4 or 15.1 or (iii) the Seller substitutes a new Receivable for such Receivable therefor pursuant to Section 15.2.

         "Receivables Pool" means at any time all Receivables outstanding at such time.

         "Reference Bank" means a major bank selected from time to time by the Agent that is active in the London interbank market.

         "Reference Rate" means on any day the greater of the rate of interest in effect for such day as publicly announced from time to time by Bank of America National Trust and Savings Association ("BofA") in San Francisco, California as its "reference rate" and (ii) the sum of (a) the Federal Funds Rate and (b) 0.50%. The BofA "reference rate" is a rate set by BofA based upon various factors, including its costs and desired return, general economic conditions, and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below the announced rate. Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of the change.

         "Regulation D" means Regulation D promulgated by the Board of Governors of the Federal Reserve System, as amended.

         "Reinvestment" means any Purchase made pursuant to
Section 4.2.

         "Related Security" means, with respect to any Receivable, all security, guarantees and other collateral securing the obligations of the related Obligor under such Receivable, including, if such Receivable is a Mortgage Loan Receivable, the related Mortgaged Property.

         "Required Purchasers" means, unless otherwise indicated, at any time Purchasers having an aggregate Purchasers' Investment of at least 66%.

         "Right to Use Receivable" means such of the right to use receivables originated by TRI or Eagle Crest (forms of which are attached hereto as Exhibit
C), acquired by the Seller and included in the Receivables Pool pursuant to either this Agreement or the Prior Transfer Agreement, which right to use receivables are identified in the Right to Use Receivables Schedule.

         "River View Vista Estates Association" means that certain non-profit corporation organized under the laws of the State of Oregon having its principal place of business at 821 South Sixth Street, Redmond, Oregon 97756, which owns and operates the facilities identified for the use and benefit of certain owners of the Fractional Ownership Interests.

         "Schedule of Mortgage Loan Receivables" means the schedule or schedules of Mortgage Loan Receivables attached hereto as Schedule 4, as the same may be amended from time to time. The Mortgage Loan Receivable Schedule shall set forth the following information as to each Mortgage Loan Receivable: (i) its identifying number; (ii) the name of and the mailing address for the related Obligor; (iii) the street address of the related Mortgaged Property; (iv) the original number of months to maturity; (v) the number of months to maturity as of the related Cutoff Date; (vi) its Origination Date; (vii) its Receivable Interest Rate; (viii) its Due Date; (ix) its original Principal Balance; (x) its Outstanding Principal Balance as of the related Cutoff Date; (xi) whether the related Mortgaged Property is a Fractional Ownership Interest or a Timeshare
Estate; and (xii) the address at which the related Receivable File is maintained. Every list submitted to the Agent purporting to identify such Receivables conveyed or to be conveyed to the Agent pursuant to this Agreement shall be deemed an amendment or supplement to such schedule regardless of whether the list is accurate or complete or complies with the requirements of the preceding sentence.

         "Schedule of Receivables" means the Schedule of Right to Use Receivables or the Schedule of Mortgage Loan Receivables.

         "Schedule of Right to Use Receivables" means the schedule of Right to Use Receivables attached hereto as Schedule 3, as the same may be amended or supplemented from time to time. The Right to Use Receivable Schedule shall set forth the following information as to each Right to Use Receivable: (i) its identifying number; (ii) the name of and mailing address for the related Obligor; (iii) the original number of months to maturity; (iv) the number of months to maturity as of the related Cutoff Date; (v) its Receivable Interest Rate; (vi) its Due Date; (vii) its Original Principal Balance; (viii) its Outstanding Principal Balance as of the related Cutoff Date; (ix) its

Origination Date; and (x) the address at which the related Receivable File is maintained. Every list submitted to the Agent purporting to identify such Receivables conveyed or to be conveyed to the Agent pursuant to this Agreement shall be deemed an amendment or supplement to such schedule regardless of whether the list is accurate or complete or complies with the requirements of the preceding sentence.

         "Seafirst"   means  Bank  of  America   National   Trust  and   Savings
Association, a national banking association doing business as Seafirst Bank, and any successor thereto.

         "Section 4.4 Deposits" shall have the meaning specified in
Section 4.8.

         "Seller" means TW Holdings, Inc., and any successor thereto.

         "Servicing Fee" means the fee to be paid to the Master Servicer for services rendered during each Collection Period, determined pursuant to Section 10.8.

         "Settlement Date" means the tenth day of each month or, if such day is not a Business Day, the immediately succeeding Business Day, commencing July 10, 1994.

         "Subsequent Cutoff Date" means the date specified by the Seller in the related Schedule of Receivables after which all payments owing under a Subsequent Receivable shall be paid to or upon the order of the Agent as directed pursuant to this Agreement.

         "Subsequent Receivables" means any Receivable transferred to the Seller after the Closing Date.

         "Subservicer" means any subservicer engaged by the Master Servicer to subservice a Receivable pursuant to Section 10.2.

         "Subservicing Agreement" means an agreement between the Master Servicer and a Subservicer relating to the servicing of one or more of the Receivables, and all amendments thereof and supplements thereto as shall exist from time to time.

         "Subsidiary" shall mean any corporation of which a majority (by number of shares or by number of votes) of any class of outstanding capital stock normally entitled to vote for the election of one or more directors (regardless of any contingency which does or may suspend or dilute the voting rights of such class) is at such time owned directly or indirectly by the Seller or TRI, as the case may be, or by one or more of their respective Subsidiaries; provided that notwithstanding the foregoing, any entity that is consolidated on the balance sheet of another entity shall be a Subsidiary of the second entity for purposes of this definition.

         "Successor Notice" shall have the meaning specified in
Section 10.1.

         "Tax" means, with respect to any Person, any tax, assessment, duty, levy, impost or other charge imposed by any Governmental Authority on such Person or on any property, revenue, income or franchise of such Person and any interest or penalty with respect to any of the foregoing.

         "Termination Event" shall have the meaning set forth in
Section 11.1.

         "Termination Event Rate" means a per annum rate equal to 1.5% above the related Yield Rate in effect from time to time.

         "Timeshare Estate" means a timeshare interval fee simple ownership interest in a timeshare unit located in the Project which secures a Mortgage Loan Receivable and which entitles the owner thereof to occupy a unit at the Project for a particular interval, together with access to the accompanying facilities at the Project.

         "Tranche" means any portion of the Aggregate Net Investment (expressed in dollars) accruing a yield at the same rate, and, in the case of portions of the Aggregate Net Investment accruing a yield at the same LIBOR Rate, for the same Yield Period.

         "Transfer Date" means the date as of which a Receivable is acquired by the Purchaser.

         "TRI" means Trendwest Resorts, Inc., an Oregon corporation, and any successor thereto.

         "TRI Purchase Agreement" means the Amended and Restated Receivables Purchase Agreement dated as of June 1, 1994, between TRI and the Seller, and all amendments thereof and supplements thereto as shall exist from time to time.

         "TW HOLDINGS" means TW Holdings, Inc., a Nevada corporation, and its successors.

         "UCC" means the Uniform Commercial Code as in effect in the related jurisdiction.

         "Undivided Interest" means, as of any date, for each Purchasers' Investment, an undivided fractional ownership interest (owned ratably by the Purchasers) equal to (i) the sum of (a) the Purchasers' Investment plus (b) 25% of the Purchasers, Investment, divided by (ii) the Net Pool Balance.

         "Upfront Fee" shall equal the product of .0025 multiplied by the Commitment Amount; the Upfront Fee to be received by each Purchaser upon making or increasing its investment shall equal the product of that Purchaser's Pro-Rata Share (or so much thereof as represents its increased investment) multiplied by .0025 and the Commitment Amount.

         "Unmatured Termination Event" means any event which with the giving of notice, the passage of time or both would constitute a Termination Event.

         "WorldMark" means WorldMark, The Club, a California nonprofit mutual benefit corporation, and its successors.

         "Yield Notice" shall have the meaning set forth in Section
3.2.

         "Yield Period" means with respect to any Tranche for which the LIBOR Rate has been selected as the Yield Rate, the period commencing on the first date the Seller elects to have such LIBOR Rate apply (which date must be a Settlement Date or such other date as agreed to by all Purchasers named herein) and ending on the Settlement Date closest to a date one, two or three months thereafter as specified in a Yield Notice given pursuant to Section 3.2, provided that the initial Yield Period hereunder shall end on August 10, 1997.

         "Yield Rate" for any portion of the Purchasers' Investment means the Reference Rate unless the Seller has made an effective selection of a LIBOR Rate pursuant to Section 3.2, in which case, "Yield Rate,, for such portion of the Purchasers' Investment means such LIBOR Rate.

         Section 1.2 Usage of Terms. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

         Section 1.3 Accounting Terms. Except as otherwise provided herein, accounting terms not specifically defined shall be construed, and all accounting procedures shall be performed, in accordance with generally accepted accounting principles in the United States consistently applied.

                                    ARTICLE 2

                     THE COMMITMENT; TRANSFER OF RECEIVABLES

         Section 2.1 The Commitment. On the terms and subject to the conditions set forth in this Agreement, and in reliance upon the representations and warranties herein set forth, each Purchaser, severally and for itself alone, agrees to purchase from time to time prior to the Commitment Termination Date, pro rata shares of Undivided Interests from the Seller, each of which shall be in an amount equal to such Purchaser's Pro Rata Share of the aggregate amount of the requested Purchase; provided, however, that under no circumstances will any Purchaser be obligated to make any Purchase to the extent that, after giving effect to such Purchase, (i) the Aggregate Net Investment would exceed the Aggregate Net Investment Limit, (ii) such Purchaser's Pro Rata Share of the Aggregate Net Investment would exceed the amount of its Pro Rata Share of the Commitment Amount or (iii) the Collateral Percentage as of the date of the proposed Purchase (after giving effect to such Purchase and all Purchases to be made on or prior to such date) would be less than 125%.

         Section 2.2  Certain Purchase Procedures.

                  (a) Purchases Other Than Reinvestments. Except in the case of a Purchase that is a Reinvestment, the Seller shall deliver to the Agent a notice setting forth the details of each proposed Purchase, substantially in the form of Exhibit A hereto (a "Purchase Notice"), no later than 11:00 a.m., Seattle time, on the Business Day immediately preceding the date of the proposed Purchase; provided, however, if the Seller shall select the LIBOR Rate as the initial Yield Rate for such proposed Purchase, the Purchase Notice shall be delivered to the Agent prior to 11:00 a.m., Seattle time, at least three Business Days before the date of such proposed Purchase. Notwithstanding the foregoing, in the case of the initial Purchase to be made on the Closing Date, the related Purchase Notice can be delivered to the Agent on the Closing Date. Except as otherwise provided in the immediately preceding sentence, Purchase Notices received after 11:00 a.m., Seattle time, on any Business Day will be deemed received on the immediately succeeding Business Day. Each Purchase Notice shall set forth the proposed amount of the Purchase, which shall be an integral multiple of $100,000 and not less than $1,000,000, and the proposed date of Purchase, which, except for the initial Purchase on the Closing Date, shall be a Settlement Date occurring prior to the Commitment Termination Date. Such notice shall be irrevocable and shall be deemed to constitute a representation and warranty by the Seller that as of the date of the Purchase Notice, all of the representations and warranties of the Seller set forth in Article 7 are true and correct and that no Unmatured Termination Event or Termination Event has occurred and is continuing. Upon receipt of a Purchase Notice, the Agent shall promptly notify each Purchaser by telephone (confirmed by facsimile transmission), or facsimile transmission of the date and time of the proposed Purchase. Each Purchaser shall before 11:00 a.m., Seattle time, on the date of such Purchase (other than a Reinvestment), remit an amount equal to the lesser of (i) such Purchaser's Pro Rata Share of the amount of the Purchase identified in the Purchase Notice or (ii) the maximum amount such Purchaser is committed to pay pursuant to Section 2.1, in immediately available funds to the Agent at its Commercial Loan Service Center, Seattle, Washington. Upon fulfillment to the Agent's satisfaction of the applicable conditions set forth in Article 6, and after receipt by the Agent of such funds, the Agent will promptly make such immediately available funds available to the Seller by depositing them to an ordinary checking account maintained for such purpose by the Seller with the Agent.

                  (b) Reinvestments. Reinvestments shall be made by permitting the Master Servicer to apply each Purchaser's Pro Rata Share of the Purchasers' Share of Collected Principal towards the purchase of additional Undivided Interests pursuant to Section 4.2.

         Section 2.3  [Reserved]

         Section 2.4  Conveyance of Receivables.

                  (a) In consideration of the obligation of the Purchasers to make purchases from time to time pursuant to this Agreement, on each Transfer Date, the Seller does hereby transfer, assign and otherwise convey to the Agent for the benefit of the Purchasers, without recourse (subject to the obligations of the Seller herein), all of its right, title and interest in, to and under the Assigned Collateral obtained by the Seller on such Transfer Date (or all Assigned Collateral owned as of the Closing Date in the case of the first Transfer Date).

                  (b) In connection with each transfer and assignment described in Section 2.4(a), on or prior to the related Transfer Date the Seller will (i) deliver to the Agent (A) a revised Schedule of Mortgage Loan Receivables and/or a revised Schedule of Right to Use Receivables, as the case may be, listing all of the Receivables being conveyed on the related Transfer Date and all of the related Receivables previously conveyed pursuant to this Agreement, and (B) an Officer's Certificate of the Seller to the effect that the related Receivable Files have been delivered to or upon the order of the Master Servicer, as custodian for the

Agent, and that the following legend (or the substantive equivalent thereof) has been placed on each of the above-referenced files, on each of the data processing reports that the Master Servicer, the Seller or either Originator generates which are of the type which a potential purchaser or lender would reasonably be expected to review to evaluate the Receivables: "Undivided Interests in the Receivable(s) described herein have been sold to various Purchasers pursuant to a Second Amended and Restated Receivables Transfer
Agreement, dated as of June 1, 1997, among TW Holdings, Inc., the Purchasers named therein, Seafirst Bank, as Agent, and Trendwest Resorts, Inc. as Master Servicer" and (ii) file in the appropriate offices in the jurisdictions where filing of a UCC-1 financing statement is necessary or appropriate, such UCC-1 financing statements shall be executed by the Seller as debtor, naming the Agent, acting on behalf of the Purchasers, as secured party and listing the related Assigned Collateral as collateral. In connection with such filing, the Seller agrees that it shall cause to be filed all necessary continuation statements and to take or cause to be taken such actions and execute such documents as are necessary to perfect the interests of the Purchasers in such Assigned Collateral. File-stamped copies of each such financing statement or continuation statement shall be delivered to the Agent as soon they are received by the Seller.

                  (c) In connection with the first transfer and assignment hereunder of Right to Use Receivables pursuant to Section 2.4(a), the Seller will deliver to the Agent an opinion of counsel to the effect that the Agent will have a first perfected security interest in such Receivables, all Collections on or in respect of such Receivables after the related Cutoff Date and all proceeds of the foregoing.

                  (d) On the Closing Date and each anniversary of the first Settlement Date, the Seller will deliver to the Agent an opinion of counsel to the effect that in respect of all Receivables transferred and assigned pursuant to Section 2.4(a) since the first such transfer and assignment (or, in the case of each anniversary of the first Settlement Date after the first such anniversary, Receivables so transferred and assigned during the past year) the Agent has a first perfected security interest in such Receivables, all Collections on or in respect of such Receivables after the related Cutoff Dates and all proceeds of the foregoing.

                  (e) It is the intention of the Seller and the other parties to this Agreement that the transfers and assignments contemplated by this Agreement shall constitute a sale of Receivables in an aggregate principal amount up to the Commitment Amount from the Seller to the Agent, on behalf of the Purchasers, and the beneficial interest in and title to such Receivables shall not be part of the Seller's estate in the event of the filing or a bankruptcy petition by or against the Seller under any bankruptcy law. In the event that the transfers and assignments contemplated by this Agreement are deemed to be other than a sale, this Agreement shall be deemed to be and in such event hereby is the grant of a security interest from the Seller to the Agent in the Assigned Collateral and the Agent, on behalf of the Purchasers, shall have all the rights, powers and privileges of a secured party under the UCC. In such event, the Seller agrees to take such action and execute such documents as the Agent shall reasonably request in order fully to realize the benefits of such secured party status, including, without limitation, powers of attorney, financing statements, notices of lien or other instruments or documents.

         Section 2.5 Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Agent, upon the execution and delivery of this Agreement, revocably appoints the Master Servicer, and the Master Servicer accepts such appointment, to act as the agent of the Agent as custodian of the following documents or instruments, directly or through one or more Subservicers, which are hereby constructively delivered to the Agent, and of which the Master Servicer shall acknowledge receipt thereof, with respect to each Receivable assigned and transferred on the related Transfer
Date:

                  (i)      the fully executed original of the Receivable;

                  (ii) documents evidencing or relating to any insurance policy relating to such Receivable, the related Obligor and, if such Receivable is a Mortgage Loan Receivable, the related Mortgaged Property;

             (iii) in the case of a Mortgage Loan Receivable, the original Mortgage Note endorsed (which endorsement may be by manual or facsimile signature) by the Seller without recourse to the order of the Agent in the following form: "Without recourse, pay to the order of Seattle-First National Bank, as Agent of the Purchasers under the Amended and Restated Receivables Transfer Agreement, dated as of June 1, 1994, among TW Holdings, Inc., the Agent, the Purchasers and JELD-WEN, inc.";

                  (iv) in the case of a Mortgage Loan Receivable, a recorded Assignment to the Agent, acting on behalf of the Purchasers, of the related Mortgage or, if the Seller provides the Agent with an opinion of counsel admitted to practice law in the state in which the related Mortgaged Property is located to the effect that recordation is not necessary to secure the interest in such Mortgaged Property in the name of the Agent, an assignment in recordable form;

                  (v) in the case of a Mortgage Loan Receivable, originals or recorded copies of all intervening Assignments with evidence of recording indicated thereon;

                  (vi) in the case of a Mortgage Loan Receivable, the related Mortgage, with evidence of recording indicated thereon;

             (vii) originals of all assumption, modification and substitution agreements where the terms or provisions of such Receivable and, if such Receivable is a Mortgage Loan Receivable, the related Mortgage or Mortgage Note, have been modified or such Receivable, Mortgage or Mortgage Note has been assumed; and

            (viii) copies of all other Receivable Documents and any and all other documents that the Seller, the related Obligor, the related Originator or the Master Servicer, as the case may be, shall keep on file, in accordance with its customary procedures, relating to such Receivable, the related Obligor and, if such Receivable is a Mortgage Loan Receivable, the related Mortgaged Property.

         Section 2.6  Duties of Master Servicer as Custodian.

                  (a) The Master Servicer, in its capacity as custodian, shall hold the Receivable Files on behalf of the Agent for the use and benefit of all Purchasers, and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable. The Receivable Files will be marked and physically separated from the files relating to all other right to use timeshare receivables and mortgage loan timeshare receivables that the Master Servicer services on behalf of itself or others. In performing its duties as custodian, the Master Servicer shall act with reasonable care, using that degree of skill and attention that it exercises with respect to comparable receivables that it services for itself or others. The Master Servicer shall conduct, or cause to be conducted, periodic reviews of the files of all receivables owned or serviced by it which shall include the Receivable Files held by it under this Agreement, and of the related accounts, records and computer systems, in such a manner as shall enable the Agent to verify the accuracy of the Master Servicer's record keeping. The Master Servicer shall promptly report to the Agent any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

                  (b) The Master Servicer shall maintain each Receivable File at one of the locations set forth in Schedule 5 hereto, or at such other location or locations as shall be specified to the Agent by 30 days' prior written notice (and each such location shall be added to a revised Schedule 5). The Master Servicer shall make available to the Agent or its duly authorized representatives, attorneys or auditors the Receivable Files and the related accounts, records and computer systems maintained by the Master Servicer at such times as the Agent may reasonably request.

                  (c) Upon instruction from the Agent, the Master Servicer shall release any document in the Receivable Files to the Agent or its agent or designee, as the case may be, at such place or places as the Agent may designate, as soon as practicable. The Master Servicer shall not be responsible for any loss occasioned by the failure of the Agent to return any document or any delay in doing so.

         Section 2.7 Instructions; Authority to Act. The Master Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by an authorized officer of the Agent. A certified copy of a bylaw or of a resolution of the Board of Directors of the Agent shall constitute conclusive evidence of the authority of any such authorized officer to act and shall be considered to be in full force and effect until receipt by the Master Servicer of written notice to the contrary is given by the Agent.

         Section 2.8 Indemnification by Master Servicer as Custodian. The Master Servicer, as custodian, shall indemnify the Agent and the Purchasers for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred or asserted against the Agent and the Purchasers as the result of any improper act or omission in any way relating to the maintenance and custody by the Master Servicer, as custodian, of the Receivable Files; provided, however, that the Master Servicer shall not be liable for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Agent, any Purchaser or any successor Master Servicer.

         Section 2.9 Effective Period and Termination. The Master Servicer's appointment as custodian shall become effective as of the Closing Date and shall continue in full force and effect until terminated pursuant to this Section. If, pursuant to Section 10.1, the Master Servicer shall resign as Master Servicer or if all of its rights and obligations have been terminated, the appointment of the Master Servicer as custodian shall be terminated by the Agent (acting upon the direction of the Required Purchasers), in the same manner as the Agent or such Purchasers may terminate the rights and obligations of the Master Servicer pursuant to Section 10.1. The Agent may terminate the Master Servicer's appointment as custodian, with cause at any time upon written notice to the Master Servicer, and without cause upon

30 days' prior written notice to the Master Servicer. As soon as practicable after any termination of such appointment, the Master Servicer shall deliver the Receivable Files to or upon the order of the Agent at such place or places as the Agent may reasonably designate. Notwithstanding the termination of the Master Servicer as custodian, the Agent agrees that upon any such termination, the Agent shall provide, or cause its agent to provide, access to the Receivable Files to the Master Servicer for the purpose of carrying out its duties and responsibilities with respect to the servicing of the Receivables hereunder.

                                    ARTICLE 3

                                  EARNED YIELD

         Section 3.1 Earned Yield. The Purchasers shall be entitled to receive, and the Seller agrees to cause the Master Servicer to pay to the Agent, out of Collections, for the account of each Purchaser, an amount (the "Earned Yield") equal to the product of (i) the Aggregate Net Investment from the date an Undivided Interest was first purchased until the Aggregate Net Investment is reduced to zero on a day following the Commitment Termination Date and (ii)(A) the applicable Yield Rate at all times prior to a Notice Date or (B) the Termination Event Rate at all times on and after a Notice Date.

         Section 3.2 Selection of Yield. The Seller may, subject to the requirements of this Section, on at least three Business Days, prior written notice, select the LIBOR Rate as the Yield Rate for all or any portion of the Aggregate Net Investment for any applicable Yield Period. Such notice (a "Yield Notice") shall be deemed delivered on receipt by the Agent except that any Yield Notice received by the Agent after 11:00 a.m., Seattle time, on any day, shall be deemed to have been received on the immediately succeeding Business Day. Each Yield Notice shall identify, subject to the conditions of this Section, the dollar amount of the Tranche for which the LIBOR Rate is to apply and the Yield Period selected by the Seller. Such Yield Notice shall be irrevocable and shall constitute a representation and warranty by the Seller that as of the date of such Yield Notice, the representations and warranties of the Seller set forth in
Article 7 are true and correct and that no Unmatured Termination Event or Termination Event has occurred and is continuing. Upon receipt of a Yield Notice, the Agent shall promptly notify each Purchaser by telephone (confirmed by facsimile transmission) of the information set forth therein. The Seller's right to select the LIBOR Rate as the Yield Rate for all or any portion of the Aggregate Net Investment shall be subject to the following conditions: (i) the amount of any Tranche for which the yield is to be calculated at a particular LIBOR Rate for the same Yield Period shall be an integral multiple of not less than $100,000;

(ii) a LIBOR Rate may not be selected for all or any portion of a Tranche which is already accruing interest at a LIBOR Rate unless such selection is only to become effective at the maturity of the Yield Period then in effect; (iii) the Agent or any Purchaser shall not have given notice pursuant to Section 3.4 that the LIBOR Rate is not available; and (iv) no Unmatured Termination Event or Termination Event shall have occurred and be continuing. Any Yield Notice which specifies a LIBOR Rate but which fails to specify a Yield Period shall be deemed to have specified a Yield Period ending on a Settlement Date nearest to the date one month after the first day of such Yield Period. The Yield Notice may be given with and contained in any Purchase Notice. In the absence of an effective request for the application of a LIBOR Rate for all or any portion of the Aggregate Net Investment, the Yield Rate for the Aggregate Net Investment (or portion thereof) shall be the Reference Rate.

         Section 3.3 Applicable Days for Computation of Yield. Computations of Earned Yield based on (i) the LIBOR Rate shall be made on the basis of a year of 360 days, and (ii) the Reference Rate shall be made on the basis of a year of 365 or 366 days, as the case may be, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such Earned Yield is payable.

         Section 3.4 Unavailable LIBOR Rate. If in the reasonable judgment of any Purchaser, for any reason fair and adequate means do not exist for establishing a particular LIBOR Rate or that obtaining a yield on any Tranche at a LIBOR Rate by such Purchaser has become unlawful, such Purchaser may give notice thereof to the Agent and the Seller. After such notice has been given and until such Purchaser notifies the Seller and the Agent that the circumstances giving rise to such notice no longer exist, the LIBOR Rate shall no longer be available. Thereafter, any attempt by the Seller to select the LIBOR Rate as the Yield Rate shall be ineffective. If the circumstances giving rise to the notice described herein no longer exist, the Purchaser shall notify the Seller and Agent in writing, and the Seller shall then once again become entitled to select the LIBOR Rate as the Yield Rate in accordance with Section 3.2.

         Section 3.5 Yield Protection. In the event that after the date hereof any change occurs in any applicable law, regulation, guideline, treaty or
directive  or   interpretation   thereof  by  any  authority  charged  with  the
administration or interpretation thereof, or any condition is imposed by any authority after the date hereof or any change occurs in any condition imposed by any authority on or prior to the date hereof which:

                  (i) subjects any Purchaser to any Tax, or changes the basis of taxation of any payments to any Purchaser made under any

Facility Document with respect to any Undivided Interest owned by it or with respect to its obligation or right to make Purchases (other than a change in the rate of tax based solely on the overall net or gross income of such Purchaser);

                  (ii) imposes, modifies or determines applicable any reserve, deposit, assessment or similar requirement against any assets held by, deposits with or for the account of, or credit extended by, any office of any Purchaser;

             (iii) affects the amount of capital required or expected to be maintained by any Purchaser or any corporation controlling such Purchaser with respect to any Undivided Interest owned by it or with respect to its obligation or right to make Purchases; or

                  (iv) imposes upon any Purchaser any other condition with respect to any Undivided Interest owned by it or with respect to its obligation or right to make Purchases; and, the result thereof is, or would be, (a) to increase the cost to such Purchaser in respect of making, issuing, maintaining or committing to make, issue or maintain any Undivided Interest (other than any Undivided Interest to the extent that the Reference Rate is applicable thereto),
(b) to reduce the amount of any sum received or receivable by such Purchaser under any Facility Document or (c) in the reasonable determination of such Purchaser, to reduce the rate of return on such Purchaser's capital as a consequence of its obligations hereunder or arising in connection herewith to a level below that which such Purchaser would otherwise have achieved, then, upon demand by such Purchaser, the Seller shall immediately pay to such Purchaser additional amounts which shall be sufficient to compensate it for such increased costs incurred or reduced receipts suffered thereby for a period not to exceed 90 days prior to the date of such demand.

         A certificate of a Purchaser as to such increased costs incurred or reduced receipts suffered as a result of any event mentioned in clause (i) through (iv) above submitted to the Seller specifying the event causing such increased cost or reduced receipt and setting forth in reasonable detail the calculation made to determine the amount of such increased cost or reduced receipt and the assumptions used in calculating such amount shall be presumptively correct as to the amount thereof, if such assumptions are reasonable and there are not demonstrable errors in such calculation. Each Purchaser shall exercise reasonable efforts to minimize such increased costs or reduced receipts.

         The protection of this Section shall be available to each Purchaser regardless of any possible contention of invalidity or inapplicability of the relevant law, regulation, guideline, treaty, directive, condition or interpretation thereof. In the event that the Seller pays any Purchaser the amount necessary to compensate such Purchaser for any charge, deduction or payment incurred or made by it as provided in this Section, and such charge, deduction or payment or any part thereof is subsequently returned to such Purchaser as a result of the final determination of the invalidity or inapplicability of the relevant law, regulation, guideline, treaty, directive or condition, then such Purchaser shall remit to the Seller the amount paid by the Seller which has actually been returned to such Purchaser (together with any interest actually paid to Purchaser on such returned amount) less such Purchaser's costs and expenses incurred in connection with such governmental regulation or any challenge made by such Purchaser with respect to its validity or applicability.

         Section 3.6 Funding Losses. In the event that any Purchaser shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Purchaser to finance a portion of the Aggregate Net Investment for which Earned Yield was or was to be calculated at the LIBOR Rate) as a result of

                  (i) any payment in respect of any Tranche made on a date other than the Settlement Date initially established for such Tranche (to the extent that the Earned Yield related thereto was initially calculated by reference to the LIBOR Rate) whether voluntary, involuntary, the result of the collection efforts of the Agent or one or more Purchasers, or the result of any change in a Payment Period following a Notice Date;

                  (ii) any repurchase of all or any portion of a Tranche pursuant to Section 15.1 on a day other than a Settlement Date for such Tranche (to the extent that the Earned Yield related to such Tranche was calculated by reference to the LIBOR Rate); or

             (iii) any Purchase (in connection with which a Yield Notice selecting a LIBOR Rate was delivered) not being made in accordance with the Purchase Notice therefor;

such Purchaser shall give the Seller and the Agent written notice of such event specifying the amount that will, in the reasonable opinion of such Purchaser, reimburse it for such loss or expense and setting forth in reasonable detail the calculation made to determine the amount of such loss or expense and the assumptions used in calculating such amount shall be presumptively correct as to the amount thereof, if such assumptions are reasonable and there are not demonstrable errors in such calculation. The Seller shall, within five Business Days after the receipt of such notice, pay such amount to such Purchaser.

                                    ARTICLE 4

                           COLLECTIONS AND SETTLEMENTS

         Section 4.1 Collections. On each day during each Collection Period, the Master Servicer shall collect the Purchasers' Share of Collected Principal and the Purchasers, Share of Collected Interest received or deemed received on such day and shall hold such funds in trust for the benefit of the Purchasers and shall collect all other Collected Principal and Collected Interest so received or deemed received and shall hold such funds in trust for the benefit of the Seller. Collections received by the Master Servicer shall at all times be segregated from other funds of the Master Servicer. In the event that the Seller receives any payments on or in respect of a Receivable subsequent to the related Transfer Date, the Seller shall remit such amount to the Master Servicer within two Business Days of receipt.

         Section 4.2 Reinvestments. Subject to the satisfaction of the conditions set forth in Section 6.2, the Seller's right to make a contrary election pursuant to Section 4.3(a)(ii) and subject to Section 4.3(b)(ii), provided that no Notice Date shall have occurred, on each Settlement Date on or prior to the Commitment Termination Date, the Master Servicer shall be deemed to have reinvested (for the benefit of the Purchasers) the Purchasers' Share of Collected Principal received during the related Collection Period in additional Undivided Interests in the Receivables Pool. In the event any such funds cannot be reinvested on the date received because the conditions set forth in Section
6.2 have not been satisfied, they shall be deemed reinvested on the first day thereafter on which such conditions shall be satisfied unless sooner paid to the Agent on any Settlement Date. Neither the Purchasers' Investment, the Earned Yield thereon nor any Obligation shall be deemed reduced or paid on account of such unreinvested Collections until such amount is paid to the Agent on a Settlement Date.

         Section 4.3  Settlement Procedures.

                  (a) Prior to Termination Event. Subject to Section 4.4 and except as otherwise provided in Section 4.3(b), on each Settlement Date which is the last day of a Payment Period, the Seller shall cause the Master Servicer to pay to the Agent:

                           (i)      from the Collected Interest collected since
the last Settlement Date on which any payment was due under this Section and from the Collected Interest collected prior thereto and allocated but unpaid with respect to the Earned Yield on the Aggregate Net Investment (as Collected Interest has been reduced to pay the Servicing Fee, including any unpaid Servicing Fee in respect of one or more prior Collection Periods, to the Master Servicer pursuant to Section 10.8), the lesser of (A) the unpaid

Earned Yield on the Purchasers' Investment in each Maturing Tranche accrued to (but excluding) such Settlement Date, or (B) the amount of the Purchasers' Share of Collected Interest collected since the last Settlement Date on which any payment was due under this Section plus the amount of the Purchasers' Share of Collected Interest collected prior thereto and allocated but unpaid with respect to the Earned Yield on the Aggregate Net Investment (as Collected Interest has been so reduced); and

                           (ii)     from the Collected Principal collected since
the last Settlement Date on which any payment was due under this Section, the amount of the Purchasers' Share of Collected Principal so collected less any amounts that the Master Servicer has been deemed to have reinvested from such Collections pursuant to Section 4.2; provided, that notwithstanding the terms of
Section 4.2, if on any Settlement Date which is the last day of a Payment Period, the Seller so notifies the Agent in writing, the Master Servicer shall pay to the Agent any amount selected by the Seller up to the amount of the Purchasers' Share of Collected Principal collected since the last Settlement Date on which any payment was due under this Section. If the Seller elects to cause the Master Servicer to make such a payment, the amount so paid shall be deemed not to have been reinvested pursuant to Section 4.2.

                  (b) Subsequent to Termination Event. If a Notice Date shall have occurred on or before any Settlement Date, in addition to all other remedies provided for herein, on such Settlement Date the Seller shall cause the Master Servicer to pay to the Agent:

                           (i)      to the extent of the Purchasers' Share of
such Collected Interest, all Collected Interest collected since the last Settlement Date on which any payment was due under this Section (as Collected Interest has been reduced to pay the Servicing Fee, including any unpaid Servicing Fee in respect of one or more prior Collection Periods); and

                           (ii)     to the extent of the Purchasers' Share of
such Collected Principal, all Collected Principal collected since the last Settlement Date on which any payment was due under this Section, the amount of the Purchasers' Share of Collected Principal so collected; provided, that to the extent that pursuant to Section 4.2, the Master Servicer would have been deemed to have reinvested some or all of the Purchasers' Share of Collected Principal which the Seller is required to pay to the Agent pursuant to Section 4.3(b), such reinvestment shall be deemed not to have occurred.

         Section 4.4 Deposits to Collection Account to Avoid Break-Funding Costs. In the event that on any Settlement Date the

Seller would, pursuant to Section 4.3(a)(ii), be required to disburse principal payments to the Agent for a Tranche for which the LIBOR Rate was selected as the Yield Rate prior to the last day of the applicable Payment Period for such Tranche, in order to avoid possible funding losses which could result from such accelerated payment, on such Settlement Date the Seller shall deposit to the Collection Account, in lieu of paying such amount to the Agent pursuant to
Section 4.3(a)(ii), an amount equal to (a) such amount less (b) the sum of (i) the Dollar amount of all then Maturing Tranches for which the Earned Yield is calculated based on the LIBOR Rate and (ii) the Dollar amount of all Tranches (whether Maturing Tranches or not) for which the Earned Yield is calculated based on the Reference-Rate. Neither the Purchasers' Investment, the Earned Yield thereon nor any Obligation shall be deemed reduced or paid on account of the deposit of such amounts to the Collection Account.

         Section 4.5 Deemed Collections. If on any day, any of the Seller's representations or warranties set forth in Sections 7.1, 7.2 or 7.3 shall prove to have been untrue when made with respect to any Receivable in the Receivables Pool or the Seller shall be in breach of its obligations under Sections 8.1(d), 8.1(e), 8.1(f) or 9.1 in respect of any Receivable in the Receivables Pool, then the Seller shall be deemed to have received on such day a Collection of such Receivable in full, and the Seller shall transfer to the Master Servicer an amount equal to the Outstanding Principal Balance of such Receivable, together with interest thereon at the related Receivable Interest Rate through the last day of the Collection Period in which deemed Collection occurs. The Master Servicer shall reinvest and distribute each such payment pursuant to Sections 4.2, 4.3 and 4.4, as the case may be, as if such payment actually had been received by the Seller on such day from the Obligor of such Receivable. Payments under this Section shall not constitute a payment under the indemnity provisions of Article 14.

         Section 4.6  Allocation of Payments and Collections.

                  (a)  Except  as  otherwise  required  by law  or  the  related
Receivable Documents and subject to the provisions of Section 4.6(b), all amounts collected on or in respect of each Receivable shall be applied first against fees, expenses and indemnities due in respect of such Receivable, second, against interest due in respect of such Receivable and thereafter against the obligations of the related Obligor to repay the principal amount thereof.

                  (b)  On  each  Settlement   Date,   Collections   (other  than
Collections reinvested pursuant to Section 4.2) shall be applied by the Master Servicer in the following amounts and in the following order of priority:

                           (i)      to the Master Servicer, an amount equal to
the Servicing Fee in respect of the related Collection Period and any unpaid Servicing Fee in respect of one or more prior Collection Periods;

                           (ii)     to the Agent, any amount payable pursuant to
Section 4.3;

                           (iii)  to the Agent, an amount equal to all
Program Costs due to the Agent payable during the related
Collection Period; and

                           (iv)     any remaining Collections shall be paid to
the Seller, free and clear of all Liens.

         Section 4.7 Order of Distribution by the Agent. On each Settlement Date on which the Agent receives any payments pursuant to Sections 4.3 or 4.8, the Agent shall distribute such funds to the Purchasers first in payment of the unpaid Earned Yield on the Purchasers' Investment in the Maturing Tranche accrued to (but excluding) such Settlement Date, and thereafter in reduction of the Aggregate Net Investment, in each case until reduced to zero.

         Section 4.8  Collection Account.

                  (a) On or prior to the Closing Date, the Seller shall establish an account with the Agent in the name of the Agent for the benefit of the Agent and the Purchasers (the "Collection Account") which account, together with all monies on deposit therein and investments thereof, shall be under the exclusive dominion and control of the Agent (for the benefit of the Purchasers). Monies shall be deposited in the Collection Account from time to time as described in Sections 4.4 and 4.9. Neither the Seller nor the Master Servicer shall have any right to make withdrawals or distributions from the Collection Account nor shall any additional amounts be deposited to or commingled with amounts in the Collection Account except as provided in Section 4.4, 4.5 and this Section.

                  (b) on any Settlement Date which is the last day of a Payment Period, if a Notice Date shall not have occurred and if any amounts have been deposited to the Collection Account pursuant to Section 4.4 which have not yet been disbursed to the Agent ("Section 4.4 Deposits"), the Agent shall withdraw such monies, to the extent that such monies, together with all amounts payable under Section 4.3(a)(ii) on such Settlement Date, do not exceed the sum of (i) the amount of all then Maturing Tranches for which the Earned Yield is calculated based on the LIBOR Rate and (ii) the amount of all Tranches (whether Maturing Tranches or not) for which the Earned Yield is calculated based on the Reference Rate. Section 4.4 Deposits withdrawn by the Agent hereunder shall be applied as if they had been received in payment from the Seller on the date withdrawn pursuant to Section 4.3(a)(ii).

                  (c) If a Notice Date shall have occurred and the Agent has delivered notice to the Seller that all Collections should thereafter be deposited through the Lock Box Network, the Master Servicer shall cause to be deposited into the Collection Account (i) all Collections received by it or a Subservicer within two Business Days of receipt and (ii) all monies on deposit in the Lock Box Accounts and any New Lock Box Accounts on the Business Day immediately preceding the last day of each Collection Period and on each other Business Day or Business Days during each Collection Period as selected by the Agent (acting upon instructions of the Required Purchasers). On the related Settlement Date, such monies will be applied in the same manner and to the same extent as the Seller would otherwise be obligated to pay and apply pursuant to
Section 4.3(b). The balance of the amounts on deposit in the Collection Account, if any, shall be applied against accrued but unpaid obligations and after such unpaid Obligations are satisfied, delivered to the Seller on such Settlement Date.

                  (d) The Agent shall invest and reinvest monies on deposit in the Collection Account in short-term, high-quality investments acceptable to the Agent pursuant to instructions given by the Seller; provided, that (i) the Agent and the Purchasers shall not be liable in any manner for any reason for any loss of or on account of such investments and (ii) the Agent shall at all times be a pledgee in possession of such investments. Interest accruing on and income earned in respect of amounts and investments in the Collection Account shall be retained in the Collection Account and shall be applied against accrued but unpaid Obligations and after such unpaid Obligations are satisfied, delivered to the Seller on each Settlement Date. The Seller agrees that all income earned on amounts in the Collection Account shall be earned by the Seller and reported on its tax returns. To the extent that the Agent is otherwise liable for the payment of any Taxes in respect of monies on deposit from time to time in the Collection Account, the Seller shall indemnify the Agent in respect thereof and shall promptly reimburse the Agent for any such Taxes paid.

     Section 4.9 Lock Boxes. After a Termination Event has occurred and the Agent has delivered notice to the Seller and the Master Servicer that all Collections should thereafter be deposited through the Lock Box Network, the Seller shall instruct or otherwise cause all Obligors to make all payments under the Receivables directly to a Lock Box and shall instruct the applicable Lock Box Bank to deposit all cash, checks and drafts received therein directly to a Lock Box Account. The Seller shall not add any bank as a Lock Box Bank, any post office or bank box as a Lock Box, or any account as a Lock Box Account (including, without limitation, the addition of any such Lock Box Bank, Lock Box or Lock Box Account in connection with the establishment of a Lock Box Network) unless (a) the Agent shall have received five days' prior written notice of such addition, (b) the Agent shall have received a copy of any new Lock Box Agreement and (c) the Agent shall have received undated executed copies of Lock Box Notices substantially in the form of Exhibit F to each Lock Box Bank for each Lock Box and Lock Box Account. The Seller shall not terminate any bank as a Lock Box Bank, any post office or bank box as a Lock Box or any account as a Lock Box Account unless the Agent shall have received 15 days' prior written notice of such termination. After the occurrence of a Termination Event, and after the Agent has delivered notice to the Seller that all Collections should thereafter be deposited through the Lock Box Network, (i) upon receipt of notice from the Agent, the Seller shall instruct the Lock Box Banks to segregate all Collections from all other collections received in such Lock Box and to deposit such Collections into an account designated by the Agent, (ii) the Agent is hereby authorized, whether or not it is then serving as Collection Agent, to date and deliver to the Lock Box Banks the Lock Box Notices delivered to the Agent hereunder and (iii) upon the receipt of notice from the Agent, the Seller shall (A) establish and maintain at its expense new Lock Boxes (the "New Lock Boxes") into which only Collections will be received, (B) open new Lock Box Accounts (the "New Lock Box Accounts") into which only Collections on or in respect of the Assigned Collateral will be deposited and (C) notify the Obligors that all future payments by such Obligors under the Receivables are to be made to such new Lock Boxes. The Seller hereby agrees that the Agent (for the benefit of the Purchasers) shall have the exclusive ownership and control of the New Lock Boxes and the New Lock Box
Accounts, and shall take any further action, including, without limitation, executing additional Lock Box Notices, to transfer or establish such control. In case any authorized signatory of the Seller whose signature shall appear on any Lock Box Notice shall cease to have such authority before the delivery of such Lock Box Notice, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such delivery. Monies on deposit in the Lock Box Accounts and any New Lock Box Accounts will be withdrawn therefrom and deposited into the Collection Account pursuant to Section 4.8(c).

                                    ARTICLE 5

                             FEES AND OTHER PAYMENTS

     Section 5.1 Fees. The Seller shall pay, pursuant to Section 4.6(b), to the Agent the following amounts: (i) on each

Settlement Date and on the Commitment Termination Date, the Commitment Fee, (ii) on the Closing Date, the Upfront Fee and (iii) on each day specified in the Fee Letter, the related fees and expenses specified therein.

         Section 5.2 Termination Event Rate Payments. The Seller or the Master Servicer, as the case may be, shall pay to the Agent (for the benefit of the Agent and the Purchasers, as the case may be) interest on all obligations not paid when due under any Facility Document at the Termination Event Rate, which interest shall be payable on demand.

         Section 5.3  Payments.

                  (a) All payments of the Commitment Fees and the Upfront Fee (including interest thereon accruing under Section 5.2), all payments of Earned Yield and all amounts paid to the Agent for the repayment of the Purchasers' Investment shall be made for the ratable account of the Purchasers.

                  (b) All amounts to be paid to the Agent by the Seller or the Master Servicer under any Facility Document shall be paid to the Agent at its Commercial Loan Service Center, Seattle, Washington or deposited to the Collection Account in accordance with the terms hereof no later than 11:00 a.m., Seattle time, on the day when due in immediately available funds payable in Dollars.

                  (c) If any Purchaser shall obtain any payment or other recovery (whether voluntary, involuntary, by application of or forbearance to exercise, set off or otherwise) on account of the Aggregate Net Investment, Earned Yield or otherwise (other than pursuant to Sections 3.5 and 3.6) in excess of such Purchaser's Pro Rata Share of payments then or therewith obtained by all Purchasers, such Purchaser shall purchase from the other Purchasers such participations in the interests held by them as shall be necessary to cause such purchasing Purchaser to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Purchaser, the purchase shall be rescinded and each Purchaser that has sold a participation to the purchasing Purchaser shall repay to the purchasing Purchaser the purchase price (without interest) to the ratable extent of such recovery. The Seller agrees that any Purchaser so purchasing a participation from another Purchaser pursuant to this clause may, to the fullest extent permitted by law, exercise all its rights of set off with respect to such participation as fully as if such Purchaser were the direct Purchaser from the Seller in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Purchaser receives a secured claim in lieu of a set off to which this clause would apply, such Purchaser shall, to the extent practicable, exercise its rights in respect of such secured claim and share the benefits thereof in such a manner that the remaining
Purchasers will receive the same benefits as they would otherwise have been entitled to receive under this clause if a set off had been permitted.

                  (d) When any payment made pursuant to this Agreement is due on a day that is not a Business Day, such payment shall be made on the immediately succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

                                    ARTICLE 6

                             CONDITIONS OF PURCHASES

         Section 6.1 Conditions to Initial Purchase. The obligation of each Purchaser to make the initial Purchase hereunder on the Closing Date is subject to the satisfaction of the conditions specified in Section 6.2 and to the delivery to the Agent of the following:

                  (a) certified copies of the articles of incorporation and by-laws of each of the Seller, TRI and Eagle Crest and certified copies of resolutions adopted by their respective Boards of Directors authorizing the execution, delivery and performance of the Facility Documents to which such entity is a party, together with evidence of the authority and specimen signatures of the individuals who signed this Agreement and the other Facility Documents on behalf of such entity;

                  (b) certified copies of the articles of incorporation and by-laws of WorldMark;

                  (c) a written search report from a Person satisfactory to the Agent listing all effective financing statements that name the Seller or either Originator as "debtor" or "assignor" covering the States of Washington and Oregon and such other jurisdictions as the Agent may require, together with copies of such financing statements; and no such financing statements shall cover any portion of the Assigned Collateral;

                  (d) copies of all financing statements on Form UCC-3, with evidence of filing thereon, releasing the interest of any Person in the Assigned Collateral;

                  (e) evidence satisfactory to the Agent that the assignment of the Undivided Interests and the grant of a security interest in the Assigned Collateral has been duly perfected by the filing of all such UCC financing statements and the taking of all such other or additional acts as may be necessary, or in the Agent's opinion, desirable to perfect the ownership interests of the Purchasers in the Undivided Interests and security interest in the Assigned Collateral in all jurisdictions, including, in the case of the Mortgage Loan Receivables, the recorded Mortgage Notes, Mortgages and Assignments required pursuant to Section 2.5;

                  (f) all fees payable to the Agent on or prior to the Closing Date pursuant to Section 5.1;

                  (g) the opinion of Washington counsel to the Seller, TRI, and Eagle Crest, dated the Closing Date and addressed to the Agent and the Purchasers, substantially in the form attached hereto as Exhibit G;

                  (h) the opinion of Oregon counsel to the Seller, TRI and Eagle Crest dated the Closing Date and addressed to the Agent and the Purchasers, substantially in the form attached hereto as Exhibit H;

                  (i) the opinion of Nevada counsel to the Seller, dated the Closing Date, substantially in the form attached hereto as
Exhibit I;

                  (j) such other documents, certificates and opinions as the Agent or any Purchaser may reasonably request.

         Section  6.2  Conditions  to All  Purchases.  The  obligation  of  each
Purchaser to make any Purchase hereunder (including the initial Purchase) is subject to the satisfaction of the conditions set forth in Section 2.1 and the fulfillment of the following further conditions precedent:

                  (a) a Commitment Termination Date shall not have occurred;

                  (b) except in the case of a Reinvestment, the Agent shall have received a duly executed Purchase Notice;

                  (c) except in the case of a Reinvestment, the Agent shall have received a certificate from the Master Servicer substantially in the form attached hereto as Exhibit B (each, a "Purchase Certificate") one Business Day prior to the date of such proposed Purchase containing a calculation of (i) the Net Pool Balance, (ii) the amount of Section 4.4 Deposits which have not yet been disbursed to the Agent pursuant to Section 4.8(b) and (iii) the Aggregate Net Investment (after giving effect, on a pro forma basis, to such proposed Purchase);

                  (d) except in the case of a Reinvestment, the Agent shall have received an Officer's Certificate of the Seller to the effect that (i) the representations and warranties of the Seller contained in this Agreement, any other Facility Document to which the Seller is a party or in any certificates delivered to the Agent or any Purchaser by or on behalf of the Seller in connection with such Purchase are true and correct on and as of the date of such Purchase, with the same force and effect as though made on and as of such day, and (ii) to the best of the knowledge and information of such officer, no event has occurred and is continuing, or would result from such Purchase, that constitutes or would constitute an Unmatured Termination Event or Termination Event;

                  (e) except in the case of a Reinvestment, the Agent shall have received an Officer's Certificate of the Master Servicer to the effect that the representations and warranties of the Master Servicer contained in this Agreement, any other Facility Document to which the Master Servicer is a party or in any certificates delivered to the Agent or any Purchaser by or on behalf of the Master Servicer in connection with such Purchase are true and correct on and as of the date of such Purchase, with the same force and effect as though made on and as of such day; and

                  (f) the Agent and the Purchasers have received such other documents, certificates and opinions as the Agent or any Purchaser may reasonably request.

                                    ARTICLE 7

                         REPRESENTATIONS AND WARRANTIES

         Section 7.1 Representations and Warranties as to the Seller. The Seller shall make the following representations and warranties on which the Agent shall rely in accepting the Receivables on behalf of itself and the Purchasers and on which the Agent and the Purchasers may rely in making Purchases. The representations and warranties shall speak as of the date of execution and delivery of this Agreement, each Transfer Date and on each date on which a Purchase is made, but in each case shall survive the repayment in full of all Purchases and Obligations and the termination of this Agreement.

                  (a) Organization and Good Standing. The Seller shall have been duly organized and shall be validly existing as a corporation in good standing under the laws of the State of Nevada, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall now have, power, authority and legal right to acquire, own and sell the Receivables.

                  (b) Due Qualification. The Seller shall be duly qualified to do business as a foreign corporation in good standing, and shall have obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, except where the failure to so qualify or to have obtained such licenses and approvals would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Seller.

                  (c) Power and Authority. The Seller shall have the power and authority to execute, deliver and perform its obligations under the Agreement and each other Facility Document to which it is a party and to carry out their respective terms; the Seller shall have full power and authority to sell the Receivables to be sold to the Purchasers and shall have duly authorized such sale by all necessary corporate action; and the execution, delivery and performance of this Agreement and each other Facility Document to which it is a party shall have been duly authorized by the Seller by all necessary corporate action.

                  (d) Licenses.  The Seller  holds,  and at all times during the term of this Agreement will hold, all material licenses, certificates, franchises and permits from all Governmental Authorities necessary for the conduct of its business and has received no notice of proceedings relating to the revocation of any such license, certificate, franchise or permit, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect its ability to perform its obligations under this Agreement or any other Facility Document to which it is a party or the validity or enforceability of any of the Receivables.

                  (e) Valid Sale: Binding obligations. This Agreement together with the Prior Transfer Agreement shall evidence a valid sale, transfer and assignment of Receivables having an aggregate outstanding Principal Balance up to but not exceeding the Commitment Amount, enforceable against creditors of and purchasers from the Seller; and shall constitute a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors, rights in general and by general principles of equity.

                  (f)  No  Violation.   The  consummation  of  the  transactions
contemplated by, and the fulfillment of the terms of, this Agreement and the other Facility Documents to which the Seller is a party shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Seller, or conflict with or violate any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any material indenture, agreement or other instrument to which the Seller is a party or by which it shall be bound; nor, except as otherwise provided in this Agreement, result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; nor violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties; which breach, default, conflict, Lien or violation would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Seller.

                  (g) No Proceedings. There are no proceedings or investigations pending, or to the best knowledge of the Seller, threatened, before any court, regulatory body, administrative agency or other Governmental Authority having jurisdiction over the Seller or its properties: (i) asserting the invalidity of this Agreement or any other Facility Document to which the Seller is a party,
(ii) seeking to prevent the consummation of any of the transactions contemplated by the Facility Documents to which the Seller is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by, the Seller of its obligations under, or the validity or enforceability of, such Facility Agreement.

                  (h) Government Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Seller of this Agreement and the other Facility Documents to which it is a party or in connection with the transactions contemplated hereby or thereby, except such as have been obtained prior to the date of this Agreement and are in full force and effect.

                  (i) Margin and Other Regulations. No use of any funds acquired by the Seller under this Agreement will conflict with or contravene any Federal Reserve Regulation including, without limitation, Federal Reserve Regulations G, T, U and X.

                  (j) Taxes. The Seller has filed all tax returns and reports required of it and has paid all Taxes which are due and payable and has provided adequate reserves for payment of any Tax whose payment is being contested and there are no material questions or disputes between the Seller and any Governmental Authority with respect to any Taxes.

                  (k) Investment Company Act. The Seller is not required to be registered as an "investment company" under in the Investment Company Act.

                  (l) Capital Stock. All of the issued and outstanding capital stock of the Seller has been duly authorized, validly issued and is fully paid and non-assessable, free and clear of Liens; all of such stock is owned beneficially and of record by TRI.

                  (m) Associations; WorldMark. Each Association and WorldMark shall have been duly organized and shall be validly existing as a corporation in good standing under the laws of the state of its incorporation; no practice, procedure or policy employed by the Association or WorldMark violates any law, regulation or agreement which, if enforced, could be reasonably expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Association or WorldMark, as the case may be, or constitute grounds for the revocation of any license, charter or permit that is material to the conduct of its business.

         Section 7.2 Representations and Warranties as to the Receivables. The Seller shall make the following representations and warranties as to the Receivables on which the Agent shall rely in accepting the Receivables on behalf of itself and the other Purchasers and on which the Agent and the Purchasers may rely in making Purchases. Except as otherwise provided herein, such representations and warranties shall speak as of the Transfer Date relating to each such Receivable, and on each date on which a Purchase is made pursuant to this Agreement, but in each case shall survive the repayment in full of all Purchases and Obligations And the termination of this Agreement.

                  (a) Origination; General Terms and Form. Each Receivable (i) shall be an Eligible Receivable, (ii) shall have been originated in the United States by an Originator in the ordinary course of its business and in accordance with its customary underwriting and origination criteria, shall have been fully and properly executed by the parties thereto and shall have been acquired by the Seller from such Originator pursuant to the related Purchase Agreement; (iii) shall be assignable, and shall be so assigned, by the Seller to the Agent (for the benefit of the Purchasers); (iv) shall, except as otherwise provided in this Agreement, provide for level payments of Monthly P&I (provided that (A) the payment in the first or last month in the life of such Receivable may be minimally different from the level payment) that fully amortizes its Original Principal Balance by maturity and provides for a fixed finance charge or yields a fixed rate of interest at its Receivable Interest Rate; (v) shall provide for, in the event that such Receivable is prepaid, a prepayment that fully pays such Original Principal Balance and includes accrued but unpaid interest at least through the date of prepayment in an amount calculated by using an interest rate at least equal to its Receivable Interest Rate; (vi) shall have had a down payment made by the related obligor in an amount at least equal to 10% of such Original Principal Balance; (vii) shall be payable in Dollars; (viii) shall have an original scheduled term of seven years or less if a Right to Use Receivable or ten years or less if a Mortgage Loan Receivable; (ix) if such Receivable is a Right to Use Receivable, it shall be substantially in one of the forms attached hereto as Exhibit C; and (x) if such Receivable is a Mortgage Loan Receivable, each of the related Mortgage and Mortgage Note shall be substantially in one of the forms attached as Exhibit D to the Prior Transfer Agreement.

                  (b) Compliance with Consumer Protection Laws. Each Receivable shall have complied at the time it was originated, and shall comply at the time of making of such representation and warranty, in all material respects with all requirements of applicable federal, state and local laws, and regulations thereunder, including usury and consumer protection laws.

                  (c) One Original; Enforceability. There is only one original of each Receivable (and, if such Receivable is a Mortgage Loan Receivable, one original of the related Mortgage Note and Mortgage) and such Receivable (and, if such Receivable is a Mortgage Loan Receivable, the related Mortgage Note) shall constitute the legal, valid and binding payment obligation in writing of the related Obligor, enforceable by the holder thereof in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity.

                  (d) United States Obligors; No Bankrupt or Governmental Obligors. To the best knowledge of the Seller, the Obligor is a citizen or resident of, and making payments from, the "United States" (as such term is defined in Section 7701(a)(9) of the Code) and the Receivable is not due from
(i) an Obligor who is currently the subject of a bankruptcy proceeding or is bankrupt or insolvent or (ii) the United States, any state thereof or any local government or municipality therein or from any agency, department or instrumentality of the United States, any state thereof or any local government or municipality therein.

          (e) Employee Obligors. Based on the Outstanding Principal Balance, less than 10% of the Receivables comprising the Receivables Pool have Obligors who are employees of either Originator, the Seller or any of their respective affiliates.

          (f) Modifications. The Receivable has not been satisfied, subordinated or rescinded and no provision thereof has been waived in such a manner that it fails to meet all of the other representations and warranties with respect to such Receivable, and each such amendment or waiver has been reduced to writing and has been included in the related Receivable File.

          (g) No Setoffs, Breaches or Unmatured Termination Events. No facts shall be known to the Seller which would give rise to any right of rescission, setoff, counterclaim or defense, nor shall the same have been asserted or threatened, with respect to the Receivable; no default, breach, violation or event permitting acceleration under the terms of such Receivable shall have occurred as of the related Cutoff Date or Transfer Date, as the case may be; no continuing condition that with notice or the lapse of time would constitute a default or event of default or breach, violation or event permitting acceleration under the terms of such Receivable shall have arisen; and the Seller shall not have waived any of the foregoing.

          (h) Title to and Security Interest in Receivables. No provision of such Receivable shall have been waived, except as provided in clause (f) above; immediately prior to the transfer and assignment of such Receivable, the Seller had good and marketable title to such Receivable free and clear of Liens (other than Permitted Encumbrances on the related Mortgaged Property if such Receivable is a Mortgage Loan Receivable and Liens of WorldMark in the case of Right to Use Receivables) or rights of others; immediately upon the transfer and assignment thereof, the Agent for the benefit of the Purchasers shall have good and marketable title to such Receivable, free and clear of all Liens (other than Permitted Encumbrances on the related Mortgaged Property if such Receivable is a Mortgage Loan Receivable and Liens of WorldMark in the case of Right to Use Receivables) and rights of others; all filings and recordings (including UCC filings) necessary in any jurisdiction to give the Agent a first priority perfected security interest in the Receivable (and, if such Receivable is a Mortgage Loan Receivable, in the related Mortgage Note) shall have been made; and the Agent's security interest in such Receivable (and, if such Receivable is a Mortgage Loan Receivable, in the related Mortgage Note) is and will be prior to any Lien (including, without limitation, any Lien of any homeowners, association or condominium association) on, or other interests relating to, such Receivable (and, if such Receivable is a Mortgage Loan Receivable, in the related Mortgage
Note) except for (i) such Liens and claims which have been satisfied or otherwise released in full as of the related Transfer Date, (ii) Liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if the Seller shall currently be contesting the validity of such taxes in good faith by appropriate proceedings, (iii) if such Receivable is a Mortgage Loan Receivable, Permitted Encumbrances on the related Mortgaged
Property and (iv) if such Receivable is a Right to Use Receivable, Liens of WorldMark.

          (i) No Adverse Selection. In connection with the transactions contemplated by this Agreement and the Purchase Agreements, the Receivable meets the criteria set forth in this Section (and if such Receivable is a Mortgage Loan Receivable, the criteria set forth in Section 7.3) and no selection procedures adverse to the interests of the Agent and the Purchasers were used in connection with such selection.

          (j) Schedule of Receivables. The information set forth in the related Schedule of Receivables with respect to such Receivable shall be true and correct in all material respects.

          Section 7.3 Additional Representations and Warranties as to the Mortgage Loan Receivables. In addition to the representations and warranties in
Section 7.2, the Seller shall make the following representations and warranties on which the Agent shall rely in accepting the Receivables that are Mortgage Loan Receivables on behalf of itself and the Purchasers and on which the Agent and the Purchasers may rely in making Purchases. The representations and warranties shall speak as of each Transfer Date and on each date on which a Purchase is made, but in each case shall survive the repayment in full of all Purchases and Obligations and the termination of this Agreement.

                  (a) Characterization of Interest. The timeshare estate mortgaged by the related obligor constitutes a fee interest in real property at Eagle Crest; the related Mortgage has been duly filed and recorded with all appropriate Governmental Authorities in all jurisdictions in which such Mortgage is required to be filed and recorded to create a valid, binding and enforceable first Lien on the related Mortgaged Property and such Mortgage creates a valid, binding and enforceable first Lien on such Mortgaged Property; Eagle Crest, to the extent applicable, is in compliance with all permitted encumbrances respecting the right to the use of such Mortgaged Property; each of the assignment of such Mortgage from the Seller to the Agent and each related endorsement of the Mortgage Note constitutes an endorsement of the Seller, of such Mortgage and Mortgage Note, all monies due or to become due thereunder and all proceeds thereof; and the execution and delivery of an Assignment of such Mortgage from the Seller to the Agent (and the recording thereof in the appropriate jurisdiction), and the endorsement and delivery of such Mortgage Note by the Seller, constitute all actions required to be taken by the Seller to fully perfect the ownership interest of the Agent in such Mortgage and Mortgage Note.

                  (b) Title to Mortgaged Property; Disbursement of Receivable Proceeds. At the related Origination Date, the Obligor had good and marketable fee simple title to the related Mortgaged Property, free and clear of all Liens, except for Permitted Encumbrances, and the proceeds of such Mortgage Loan Receivable have been fully disbursed.

                  (c) The Mortgages Generally. The related Mortgage contains customary and enforceable provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the benefits of the security interests intended to be provided thereby, including by judicial foreclosure; there is no exemption available to the related Obligor which would interfere with the mortgagee's right to foreclose such Mortgage, other than that which may be available under applicable bankruptcy, debt relief or homestead statutes; any applicable intangibles taxes and documentary sales taxes have been paid; and such Mortgage gives the mortgagee the right to receive and direct the application of insurance and condemnation proceeds received in respect of such Mortgaged Property.

                  (d) The Mortgage Notes Generally. The related Mortgage Note is not and has not been secured by any collateral except the Lien of the related Mortgage; the amount financed by such Mortgage Note did not include any portion of the related down payment or homeowners' association payments; such Mortgage Note does not by its terms provide for the capitalization of interest or the forbearance of interest; any applicable intangibles taxes and documentary sales taxes have been paid; and such Mortgage Note evidences a fully amortizing debt obligation which bears a fixed rate of interest, provides for level monthly payments of principal and interest and is payable in Dollars.

                  (e) No Impairment of Insurance Coverage. The Seller has not taken (or omitted to take), and has no notice that the related Obligor has taken (or omitted to take), any action that would impair or invalidate the coverage provided by any hazard, title or other insurance policy relating to such Mortgage Loan Receivable or the related Mortgaged Property.

                  (f) Assignability of Mortgaged Property. The related Mortgaged Property is assignable to and by the mortgagee without the consent of the related Association or any other Person and there are no other restrictions on resale thereof (other than the obligation to notify such homeowners, association of any such assignment).

                  (g) Associations. Eagle Crest manages, through Country Club Management, Inc., the related Mortgaged Property and performs services, pursuant to a management agreement between Eagle Crest and the related Association which is in full force and effect and a copy of which has been delivered to the Agent; and to the best knowledge of the Seller, all obligations under such agreement have been performed and there is no material default under such agreement.

                  (h) Insurance; Damage to Project. The Project in which the related Mortgaged Property is located is insured through the related homeowners, association in the event of fire or other casualty for the full replacement value thereof, and in the event that such Mortgaged Property should suffer any loss covered by casualty or other insurance, upon receipt of any insurance proceeds such homeowners, association is required, during the time such Mortgaged Property is covered by such insurance, under its applicable governing instruments either to repair or rebuild the portions of the Project in which such Mortgaged Property is located or to pay such proceeds to the holder of the related Mortgage secured by a timeshare estate in the portions of the Project in which such Mortgaged Property is located; and such Project is not located in a designated flood plain.

                  (i) No Amounts Outstanding. There are no delinquent or unpaid taxes, ground rents, water charges, sewer rents or assessments outstanding with respect to the related Mortgaged Property, nor any other material outstanding Liens other than Permitted Encumbrances affecting such Mortgaged Property that would materially affect the interests of the Purchasers in the related Mortgage Loan Receivable.

                  (j) No Damage. To the best knowledge of the Seller, the related Mortgaged Property and the Project in which such Mortgaged Property is located is in good repair and condition, excepting ordinary wear and tear, and there is no proceeding pending or threatened for the total or partial condemnation or taking of such Mortgaged Property or any part of such Project by eminent domain.

                  (k) Recreational Facilities. The portions of the Project in which the related Mortgaged Property which represents the recreational facilities are in good repair and condition, ordinary wear and tear excepted.

                  (l) No Rights of Partition. Neither the Mortgagor nor any other Person has the right, by statute, contract or otherwise, to seek the partition of the Mortgaged Property, except for failed timeshare provisions under Section 94.775 of the Oregon Revised Statutes.

                  (m) Compliance with Laws. The Project in which the related Mortgaged Property is located is in compliance with any applicable zoning, building or environmental law or regulation and all inspections, licenses, special use permits and certificates required, whether by law, regulation or insurance standards to be made or issued with respect to the Project and with respect to the use and occupancy of the same for the purpose for which it is currently used, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or issued by the appropriate governmental, quasigovernmental or other authorities; neither the Seller nor Eagle Crest has received notice of any outstanding violations (i) of the Department of Environmental Quality Water Pollution Control Facility permit,
(ii) with respect to the operation of the septic tank system or (iii) of any material legal requirement with respect to the use and occupancy of such Project; neither the Seller nor Eagle Crest has received notice from the Department of Environmental Quality Central Region office, Deschutes County agencies or any other Governmental Authority of any spills or releases of, or the presence of, hazardous substances on the Project and neither the Seller nor Eagle Crest has knowledge of any such hazardous substances; and such Project has been completed within the meaning of any applicable state statute.

               (n) Compliance as to Environmental  Matters. The Project in which the related Mortgaged Property is located is in compliance with all environmental laws, ordinances, rules, regulations and orders of federal and state governmental authorities relating thereto; and such Project is not now and has never been used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process or in any manner deal with gasoline, petroleum products, explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, polychlorinated biphenyls or related or similar materials, asbestos or any material containing asbestos, or any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule or regulation which might reasonably be expected to have a material adverse impact on such Project or constitute grounds for the revocation of any license, charter, permit or registration which is material to the continued operation of such Project.

         Section 7.4  Repurchase Upon Breach: Optional Repurchase.

                  (a) Each of the parties  hereto shall inform the other parties promptly in writing upon the discovery of any breach of the Seller's representations and warranties pursuant to Sections 7.2 or 7.3 which materially and adversely affects any Receivable. Unless the breach shall have been cured in all material respects by the 60th day following its discovery, the Seller shall repurchase such Receivable. Additionally, in the case of Mortgage Loan Receivables, if the Seller does not deliver to the Agent within 90 days after the related Transfer Date either an opinion of counsel pursuant to Section 2.5(a)(iv) or a recorded Assignment of the related mortgage with evidence of recording thereon to or upon the order of the Agent, the Seller shall repurchase the related Mortgage Loan Receivable. if necessary, the Seller shall enforce the obligation of the related Originator under the related Purchase Agreement to repurchase any such Receivable required to be repurchased as described above. In consideration of the purchase of any such Receivable, the Seller shall remit an amount equal to the Purchase Amount to the Master Servicer. The sole remedy of the Agent, acting on behalf of the Purchasers, with respect to a breach of the foregoing representations and warranties which materially and adversely affects any Receivable shall be to require the Seller to repurchase Receivables pursuant to this Section and to enforce the related Originator's obligation to the Seller to repurchase such Receivable pursuant to the related Purchase Agreement.

                  (b) In connection with any transfer of ownership of a Mortgaged Property by the related obligor, the Seller may, if the Master Servicer is required to enforce a due-on-sale clause contained in the related Mortgage Note, in its discretion, repurchase the related Mortgage Loan Receivable in order to avoid the required enforcement of such due-on-sale clause. In consideration of the purchase of any such Mortgage Loan Receivable, the Seller shall remit an amount equal to the Purchase Price to the Master Servicer.

                  (c) Upon the payment by the Seller of the Purchase Price for any Receivable repurchased pursuant to Section 7.4(a) or 7.4(b), the Agent shall deliver to the Seller such instruments as may be necessary to assign and transfer, without recourse or warranty of any kind, such Receivable and the Related Security and Receivable Documents.

         Section 7.5 Representations and Warranties as a Whole. This Agreement, the other Facility Documents and all other instruments, documents, certificates and statements furnished to the Agent or any Purchaser by the Seller or on the Seller's behalf pursuant to the Facility Documents, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained herein or therein not misleading.

                                    ARTICLE 8

                              AFFIRMATIVE COVENANTS

         Section 8.1 Affirmative Covenants of the Seller. From the date hereof until the first day following the Commitment Termination Date on which (i) the Aggregate Undivided Interest shall be reduced to zero and (ii) all Obligations shall have been finally paid and performed, the Seller shall do all of the following unless the Agent (acting upon the direction of the Required Purchasers) shall otherwise consent in writing:

                  (a) The Seller shall comply with all applicable laws, rules, regulations and orders that are material to it, including but not limited to all applicable laws, rules, regulations and orders with respect to the Assigned Collateral and will take all actions necessary to ensure that all Taxes, pension obligations and other governmental claims in respect of its operations, business and assets are promptly paid when due.

                  (b) The Seller shall preserve and maintain its corporate existence, rights, franchises and privileges in the State of Nevada, and qualify and remain qualified in good standing as a foreign corporation in each State where such qualification is necessary or advisable in view of its operations, business and assets.

                  (c) From time to time during regular business hours, after receipt of at least three days, prior notice from the Agent or the related Purchaser, the Seller shall permit the Agent, any Purchaser and their respective agents and representatives (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Seller and (ii) to visit the offices and properties of the Seller for the purpose of examining such materials and to discuss matters relating to the Receivables, its performance under any Facility Document to which the Seller is a party or its affairs, finances and accounts generally with any of its officers, directors or employees.

                  (d) The Seller shall maintain and implement or cause to be maintained and implemented administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Receivables and the Receivable Documents in the event of the destruction of the originals thereof), and keep and maintain or cause to be kept and maintained (i) all documents, books, records and other information reasonably necessary or advisable for the collection of the Receivables (including, without limitation, records adequate to permit the daily identification of each new receivable and all Collections of and adjustments to each existing Receivable) and (ii) adequate records and books of account in which complete entries will be made in accordance with generally accepted accounting principles, consistently applied, reflecting all financial transactions of the Seller (except that transfers of Receivables regardless of the date of transfer may be accounted for in accordance with the rules in effect prior to January 1, 1997).

                  (e) The Seller shall (i) keep its principal place of business and its chief executive office at the address set forth in Section 15.5 unless it shall have provided 60 days' prior written notice of any intended move to the Agent, (ii) maintain a fiscal year ending on December 31 and shall not make any significant change-in accounting policies or reporting practices other than changes required by generally accepted accounting principles or otherwise required by law and (iii) comply in all material respects with the Credit and Collection Policy in connection with each Receivable, and each Receivable Document related thereto.

                  (f) The Seller will deliver to the Agent as soon as reasonably possible and in any event within 60 days after the close of each fiscal quarter (90 days-after the close of the fourth quarter), its in-house prepared (A) balance sheet as at the end of such fiscal quarter setting forth in comparative form the corresponding figures as at the end of the preceding fiscal quarter, and (B) statement of income for such fiscal quarter setting forth in comparative form the corresponding figures for the previous fiscal quarter, with transactions and account balances accounted for in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding quarter (except that transfers of Receivables, regardless of the date of transfer, may be accounted for in accordance with the rules in effect prior to January 1, 1997) or containing disclosure of the effect on financial position or results of operations of any change in the application of accounting principles during the quarter, together with an Officer's Certificate certifying as to such financial statements and that the signer thereof has obtained no knowledge of any Unmatured Termination Event or Termination Event.

                  (g) Promptly after learning thereof, the Seller will notify the Agent of (i) the details of any action, proceeding, investigation or claim against or affecting the Seller instituted before any court, arbitrator or
Governmental Authority or, to the Seller's knowledge threatened to be instituted, which, if determined adversely would be likely to have a material adverse effect on (A) the performance by the Seller, TRI, Eagle Crest or the Master Servicer of their respective obligations under any Facility Document to which it is a party or by which it is bound, (B) the validity or enforceability of any Facility Document,

(C) the validity or enforceability of any Receivable (or any Receivable Document related thereto), (D) the Purchasers, first priority security interest in the Assigned Collateral or (E) the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Seller, TRI, Eagle Crest, WorldMark or the Master Servicer and (ii) the occurrence of any Unmatured Termination Event or Termination Event.

                  (h) From time to time, the Seller will (i) pay or reimburse the Agent for all reasonable expenses, including legal fees, incurred by the Agent in connection with the preparation of this Agreement and the other
Facility Documents, the making of any Purchase, and the perfection of the Purchasers, interests in the Assigned Collateral; (ii) obtain and promptly furnish to the Agent evidence of all such government approvals as may be required to enable the Seller to comply with its obligations under the Facility Documents to which it is party; (iii) execute and deliver all such instruments (such as UCC continuation statements) and perform all such other acts as may be necessary to maintain the Purchasers, interests continuously perfected as a first priority interest in the Assigned Collateral; (iv) execute and deliver all such other instruments and perform all such other acts as the Agent or any Purchaser may reasonably request to carry out the transactions contemplated by this Agreement and the other Facility Documents; and (v) comply in all material respects with the Seller's obligations under the Facility Documents to which the Seller is a party or by which it is bound and not take any action which would permit or cause the Seller, the Master Servicer or any Subservicer to have the right to refuse to perform any of their respective obligations under any Facility Documents.

                  (i) The purpose of the Seller shall be limited to the following purposes, and activities incident to and necessary or convenient to accomplish the following purposes or to fulfill the Seller's obligations under contracts in effect on the Closing Date: to acquire from time to time Receivables and other Assigned Collateral from TRI and Eagle Crest pursuant to the Purchase Agreements, and to sell, dispose, pledge, transfer and assign to the Agent and the Purchasers pursuant to this Agreement such Receivables and Assigned Collateral, together with Mortgage Loan Receivables previously acquired by the Seller from Eagle Crest Partners, Ltd. and transferred to the Agent and the Purchasers pursuant to the Prior Transfer Agreement.

                  (j) The Seller will deliver to the Agent copies of the annual financial statements of each Association and WorldMark within 120 days of each fiscal year end.

                  (k) The Seller will within ten Business Days following an Interest Rate Protection Date obtain Interest Rate Protection.

         Section 8.2 Affirmative Covenants of TRI. From the date hereof until the first day following the Commitment Termination Date on which (i) the Aggregate Undivided Interest shall be reduced to zero and (ii) all obligations shall have been fully paid and performed, TRI shall, unless the Agent (acting upon the direction of the Required Purchasers) otherwise consents in writing,
(i) notify the Agent if TRI or any of its Subsidiaries allows their respective obligations under ERISA to become delinquent; (ii) deliver to the Agent as soon as reasonably possible and in any event within 60 days after the close of each fiscal quarter (or within 90 days after the close of the fourth quarter), its in-house prepared (A) balance sheet as at the end of such fiscal quarter setting forth in comparative form the corresponding figures as at the end of the preceding fiscal quarter, and (B) statement of income for such fiscal quarter setting forth in comparative form the corresponding figures for the previous fiscal quarter, with transactions and account balances accounted for in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding quarter or containing disclosure of the effect on financial position or results of operations of any change in the application of accounting principles during the quarter, together with an Officer's Certificate certifying as to such financial statements and that the signer thereof has obtained no knowledge of any Unmatured Termination Event or Termination Event; and (iii) deliver to the Agent as soon as reasonably possible and in any event within 120 days after the close of each fiscal year, its (A) balance sheet as at the end of such fiscal year setting forth in comparative form the corresponding figures at the end of the preceding fiscal year, and (B) statements of income, retained earnings and changes in financial position for such fiscal year setting forth in comparative form the corresponding figures for the previous fiscal year, prepared in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding year or containing disclosure of the effect on financial position or results of operations of any change in the application of accounting principles during the year which consolidated balance sheet and income statements shall be accompanied by an unqualified report and opinion of independent public accountants of recognized standing approved by the Agent, which report and opinion shall be in accordance with generally accepted auditing standards relating to reporting or, if qualified, the opinion shall not be qualified due to any limitation in scope of the examination or due to any departure from any generally accepted accounting principles, and shall be accompanied by a statement of such accountants that, in making the audit necessary for the certification of such financial statements and such report, such accountants have obtained no knowledge of any Unmatured Termination Event or Termination Event or under any other evidence of indebtedness or, if in the opinion of such accountants any such Unmatured Termination Event or

Termination Event shall have occurred and be continuing, shall include a statement as to the nature and status thereof.

                                    ARTICLE 9

                               NEGATIVE COVENANTS

         Section 9.1 Negative Covenants of the Seller. From the date hereof until the first day following the Commitment Termination Date on which (i) the Aggregate Undivided Interest shall be reduced to zero and (ii) all Obligations shall have been finally paid and performed, unless the Agent (acting upon the direction of the Required Purchasers) shall otherwise consent in writing:

                  (a) The Seller shall not, except as otherwise provided herein,
(i) sell, transfer, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to any Assigned Collateral (other than Permitted Encumbrances on the Mortgaged Properties in the case of Mortgage Loan Receivables and Liens of WorldMark in the case of Right to Use Receivables) or any other property now owned or hereafter acquired by the Seller (other than Liens arising by operation of law or arising in connection with court proceedings), (ii) assign any right to receive any income or proceeds in respect thereof or (iii) create, incur, assume or cause to exist any indebtedness, whether current or funded, or any liability other than (A) liabilities payable to the Purchasers, (B) liabilities for services supplied or furnished to the Seller including, but not limited to, the reasonable fees of accountants, attorneys or other professionals required by the Seller for the normal operation of its business, and (C) liabilities payable to TRI in respect of items described in clause (B) above, payments in respect of which shall be subordinated to amounts owed by the Seller under this Agreement.

                  (b) The Seller shall not (i) issue any additional shares of its capital stock to any Person other than TRI, (ii) permit the transfer, sale or pledge of any shares of its outstanding capital stock, (iii) amend its articles of incorporation or bylaws or (iv) have any Subsidiaries.

                  (c) Notwithstanding the provisions of Section 9.1(b), so long as no Unmatured Termination Event or Termination Event has occurred and is continuing, the Seller can (i) pay dividends on its outstanding shares of Class A common stock so long as the amount of such dividends, within any 12 month period, do not exceed 12% per annum or $480,000, and (ii) make permitted payments in respect of liabilities permitted under Section 9.1(a).

                  (d) The Seller shall not (i) engage in any business or activity other than those permitted by Section 8.1(i), (ii) make any material change in the character of its business, enter into a new business, enter into any material agreement other than as contemplated by the Facility Documents or
(iii) merge or consolidate with any other corporation, company or entity or sell all or substantially all of its assets or acquire all or substantially all of the assets or capital stock or other ownership interest of any other corporation, company or entity.

                  (e) The Seller shall not, except as described in Section 9.1(c)(ii) and (c)(iii), (i) make loans to any Person, (ii) advance credit or enter into any agreement whereby the Seller is contingently liable for the debts of another, (iii) guarantee the indebtedness of other parties or (iv) make capital expenditures.

                  (f) The Seller shall not, without the prior consent of the Independent Director and the affirmative vote of all members of the board of directors, (i) institute proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition or consent to a petition seeking reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Seller, or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as required by law, admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of any such action;
(ii) dissolve or liquidate, in whole or in part; (iii) merge or consolidate with or into any other entity, or convey or transfer all or substantially all of its properties and assets to any other entity; (iv) incur, assume or guarantee any indebtedness for borrowed money or for the deferred purchase price of goods or services other than those contemplated by this Agreement; or (v) engage in any other action that bears upon whether the separate identity of the Seller and its parent will be respected, or the assets of the Seller will be consolidated with those of its parent under applicable federal or state bankruptcy or insolvency law.

         Section 9.2 Negative Covenants of TRI. From the date hereof until the first day following the Commitment Termination Date on which (i) the Aggregate Undivided Interest shall be reduced to zero and (ii) all Obligations shall have been finally paid and performed, unless the Agent (acting upon direction of the Required Purchasers) shall otherwise consent in writing:

               (a) TRI shall not, except as otherwise provided herein, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to any of the capital stock of the Seller.

               (b) TRI shall not allow its payment or funding obligations under ERISA to become delinquent.

               (c) TRI shall not make any material change in the character or conduct of its business as it is conducted as of the Closing Date or enter into any new businesses.

                                   ARTICLE 10

                    SERVICING, ADMINISTRATION AND COLLECTIONS

         Section 10.1  Designation of Master Servicer.

                  (a) The servicing, administering and collection of the Receivables shall be conducted by the Master Servicer designated from time to time in accordance with this Section. Until the Agent (acting upon the direction of the Required Purchasers) gives notice (the "Successor Notice") to the Seller and the Master Servicer of the designation of a new Master Servicer, TRI is hereby designated as, and hereby agrees to perform the duties and obligations of, Master Servicer in accordance with the terms of this Agreement. The Agent and the Purchasers agree not to provide the Seller and the Master Servicer with a Successor Notice unless (i) a Termination Event shall have occurred and be continuing or (ii) the Seller or the Master Servicer, as the case may be, shall fail to perform or observe any term, covenant or agreement contained in Sections 8.1, 8.2, 9.1 or 9.2 or this Article and such failure shall remain unremedied for five Business Days after written notice thereof shall have been given to the Seller and the Master Servicer by the Agent.

                  (b) Upon receipt of a Successor Notice or upon resignation of the Master Servicer pursuant to Section 10.1(c), the Master Servicer will take such actions as are necessary to best facilitate the transition of the performance of the Master Servicer's activities to the new Master Servicer and the Seller and Master Servicer shall use their best efforts to assist the new Master Servicer to assume and perform the duties of the Master Servicer hereunder. Without limiting the foregoing, the Master Servicer agrees that:

                           (i)      the Agent may direct some or all of the
Obligors to make payment of all amounts payable under any Receivables directly to the Agent, to the new Master Servicer or through the Lock Box Network;

                           (ii)     the Master Servicer shall, at the Agent's
request and at the Master Servicer's expense, give notice of the Purchasers' ownership of the Receivables to each obligor and direct that payments be made directly to the Agent, to the new Master Servicer or through the Lock Box Network;

                           (iii)  the Master Servicer shall, at the Agent's
request, (A) assemble all of the documents, instruments and other records (including, without limitation, computer programs, tapes and disks) in its possession which evidence the Receivables, the related Receivable Documents and the Related Security, or which are otherwise necessary or desirable to collect such Receivables, and shall make the same available to the Agent or the new Master servicer at a place selected by the Agent, (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections in a manner acceptable to the Agent and shall, promptly upon receipt, remit all such cash, checks and instruments, duly indorsed or with duly executed instruments of transfer, to the Agent, the new Master Servicer or the Collection Account, as the case may be, and (C) permit the successor Master Servicer and its agents, employees and assignees access to its facilities and its books, records, documents and instruments (including, without limitation, computer programs, tapes and disks) related to the Receivables; and

                           (iv)     the Agent or any new Master Servicer is
authorized to take any and all steps in the Seller's name and on behalf of the Seller necessary or desirable, in the Agent's determination, to collect all amounts due under the Receivables (including, in the case of the Mortgage Loan Receivables, amounts due under the related Mortgage Notes), including, without limitation, endorsing the Seller's name on checks and other instruments representing Collections and enforcing such Receivables and the related Receivable Documents.

                  (c) The Master Servicer's authorization to act as servicer of the Receivables under this Agreement shall terminate on the first day following the Commitment Termination Date on which (i) the Aggregate Undivided Interest shall be reduced to zero and (ii) all obligations shall have been fully paid and performed.

                  (d) TRI acknowledges that the Agent and the Purchasers have relied on TRI's agreement to act as the initial Master Servicer hereunder in their respective decisions to execute and deliver the Facility Documents. TRI agrees not to resign as Master Servicer and that until any Successor Notice shall have been delivered to TRI, it shall continue to perform all of the duties of the Master Servicer hereunder unless it shall have determined that the performance of such duties shall no longer be permitted by applicable law.

         Section 10.2  Duties of the Master Servicer:  Subservicers.

                  (a) The Master Servicer, acting alone and/or through one or more Subservicers as provided in this Section, shall, as agent for the Agent and the Purchasers, manage, service, administer and make collections on or in respect of the Receivables. The Master Servicer agrees that its servicing of the Receivables shall be carried out in accordance with customary and usual procedures of institutions which service unsecured timeshare receivables and timeshare receivables secured by mortgages and, to the extent more exacting, the procedures used by the Master Servicer in respect of the foregoing timeshare receivables serviced by it for its own account. The duties of the Master Servicer shall include collection and posting of all payments, responding to inquiries of obligors on the Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to obligors, accounting for collections and furnishing monthly statements to the Agent and the Purchasers substantially in the form of Exhibit E hereto, which statements shall be delivered no later than the Settlement Date in each month. Each monthly statement shall be accompanied by a current certificate from each Subservicer (and from the Master Servicer with respect to any portion of the Receivables Pool serviced by the Master Servicer itself) stating that to the best of the knowledge and information of such Subservicer (or of the Master Servicer, if applicable) after examination of relevant books and records, the Seller has not sold except to the Agent, or granted a security interest in, any Receivable comprised in that portion of the Receivables Pool serviced by such Subservicer (or by the Master Servicer, if applicable). The Master Servicer shall have, subject to the terms of this Agreement, full power and authority, acting alone and subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, but subject to the other provisions of this Agreement, the Master Servicer is authorized and empowered by the Agent, acting on behalf of the Purchasers, to execute and deliver, on behalf of itself, the Agent, the Purchasers or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all comparable instruments, with respect to the Receivables and, in the case of Mortgage Loan Receivables, the related Mortgaged Properties. The Agent shall furnish the Master Servicer with all powers of attorney or other documents necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder.

                  (b) The Master Servicer may enter into Subservicing Agreements with one or more Subservicers approved by the Agent for the servicing and administration of certain of the

Receivables. The Master Servicer shall notify the Agent promptly if a Subservicer is hired. References in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Receivables include actions taken or to be taken by a Subservicer on behalf of the Master Servicer and the Agent. Each Subservicing Agreement will be upon such terms and conditions as are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. With the approval of the Master Servicer and the Agent, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or different forms of Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement or materially adversely affect the rights of the Agent or the Purchasers.

         The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the related Subservicer, the Master Servicer shall either act directly as servicer of the related Receivables or enter into a Subservicing Agreement with a successor Subservicer approved by the Agent which will be bound by the terms of the related Subservicing Agreement.

         Notwithstanding any Subservicing Agreement, any of the provisions of the Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through such Persons or otherwise, the Master Servicer shall remain obligated and liable to the Agent and the Purchasers for the servicing and administering of the Receivables in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreement or arrangements or by virtue of indemnification from a Subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Receivables. The Master Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         Any Subservicing Agreement that may be entered into and any other transactions or servicing arrangements relating to the Receivables involving a Subservicer or an affiliate of the Master Servicer in its capacity as such shall be deemed to be between the Subservicer or other affiliate of the Master Servicer, as the case may be, and the Master Servicer alone, and the Agent and the Purchasers shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in the immediately succeeding paragraph; provided that the Agent and the Purchasers may rely upon all representations and warranties of the Subservicer contained therein.

         In the event the Master Servicer shall for any reason no longer be servicing any of the Receivables (including, but not limited to, by reason of a Termination Event), the Agent or its designee may, at the sole discretion of the Agent, thereupon assume all of the rights and obligations of such Master Servicer under each Subservicing Agreement selected by the Agent in its sole discretion. In such event, the Agent, its designee or the successor servicer for the Agent shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to each such Subservicing Agreement to the same extent as if such Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement. The Master Servicer shall, upon request of the Agent but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each such Subservicing Agreement and the Receivables then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreement to the assuming party.

         The Master Servicer shall retain all data (including, without limitation, computerized records) relating directly to or maintained in connection with the servicing of the Receivables at the address of the Master Servicer set forth in Section 15.5, at one of the addresses listed on Schedule 5 hereto, at the office of any Subservicer or, upon 15 days' notice to the Agent, at such other place where the servicing offices of the Master Servicer are located, and shall give the Agent access to all data at all reasonable times, and, during the continuation of a Termination Event, the Master Servicer shall, on demand of the Agent, deliver or cause to be delivered to the Agent all data (including, without limitation, computerized records and, to the extent transferable, related operating software) necessary for the servicing of the Receivables and all monies collected by it and required to be deposited in or credited to the Collection Account.

                  (c) The Master Servicer may, from time to time and with the consent of the Agent, make changes to the Credit and Collection Policies, provided that no such change can materially impair the collectibility of any Receivable. Copies of each such revised Credit and Collection Policies shall replace the version existing as
Schedule 1 or 2, as the case may be.

                  (d) All expenses incurred by the Master Servicer, including expenses incurred by any Subservicer, in performing their obligations hereunder shall be for the account of the Master Servicer, and the Purchasers and the Agent shall have no obligations to make any payments in respect thereof.

                  (e) No later than one Business Day prior to each Settlement Date, the Master Servicer shall prepare and forward to the Agent by telecopier and to each Purchaser by overnight courier service for delivery on the immediately succeeding Business Day, a settlement certificate, certified by an officer of the Master Servicer, substantially in the form attached hereto as Exhibit E.

         Section 10.3  Collection Responsibilities; Receivable
Modifications.

                  (a) The Master Servicer shall, on behalf of the Agent, collect all payments made under each Receivable and shall use its reasonable efforts to collect from each Obligor all payments on or in respect of such Receivable after the related Cutoff Date. The Master Servicer may in its discretion waive any assumption fees, late payment charges, charges for checks returned for insufficient funds, prepayment fees, if any, or other fees which may be collected in the ordinary course of servicing the Receivables. Notwithstanding anything to the contrary in this Agreement, neither the Master Servicer nor the Agent shall modify, waive or amend the terms of any Mortgage Loan Receivable unless a default thereon has occurred or is imminent or unless such modification, amendment or waiver shall not (i) alter the interest rate on, the principal amount of, or the timing of payments of interest and principal in respect of, such Mortgage Loan Receivable, (ii) materially impair the related Mortgaged Property or (iii) reduce materially the likelihood that payments of interest and principal on such Mortgage Loan Receivable shall be made when due; provided, however, that the Master Servicer shall not reschedule the payment of delinquent payments more than one time in any 12 consecutive months with respect to any obligor.

                  (b) Subject to Section 4.3, the Master Servicer shall remit, by any commercially acceptable method, to the appropriate party the portion of such payments representing Miscellaneous Payments, it being understood that such Miscellaneous Payments may be retained by the Master Servicer or applied on behalf of obligors, as the case may be; provided, that the Master Servicer shall remit portions of Miscellaneous Payments constituting homeowners' association fees and condominium association fees to the related condominium association or homeowners, association, as the case may be.

                  (c) All Collections shall be segregated from funds of the Master Servicer and other funds received or collected by the Master Servicer for Persons other than the Purchasers and, to the extent of the Purchasers' Share thereof, all Collections shall be held in trust by the Master Servicer for the exclusive benefit of the Purchasers.

         Section 10.4  Maintenance of Insurance.

                  (a) The Master Servicer shall maintain or cause each Association to maintain fire insurance with extended coverage on the Project in an amount which is at least equal to the replacement cost of the improvements which are a part of such Project, but in no event less than such amount as is necessary to avoid the application of any co-insurance clause in the related hazard insurance policy. It is understood and agreed that no earthquake, flood or other additional insurance is to be required of any Obligor or the Association other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

         The Master Servicer agrees to prepare and present, or cause the Association to prepare and present, claims under each insurance policy maintained pursuant to this Section in a timely fashion in accordance with the terms of such policy and to take such reasonable steps as are necessary to enable the Association or the Master Servicer, as appropriate, to receive payment or to permit recovery thereunder and to restore and repair the Project and the Mortgaged Property. Each insurance policy maintained under this Section shall be issued by an issuer with a General Policy Rating of "A" or better in Best's Key Rating Guide.

                  (b) The Master Servicer shall cause each Subservicer and any successor Subservicers to keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions in the operation of such Subservicer's procedures, and a fidelity bond. Such policy or policies and fidelity bond shall be in such form and amount that would meet the requirements of FHLMC if it were the purchaser of the Mortgage Loans and the Subservicer were servicing and administering the Mortgage Loans for FHLMC. In the event any Subservicing Agreement is terminated and the Master Servicer does not enter into a subservicing Agreement with a successor Subservicer, the Master Servicer shall obtain one or more policies of insurance covering errors and omissions in the operation of the Master Servicer's procedures and one or more fidelity bonds in such form and amount as specified in the immediately preceding sentence. The Master Servicer shall be deemed to have complied with this provision if an affiliate of the Master Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Master Servicer. Each such errors and omissions policy and fidelity bond shall not be cancelled without 30 days, prior written notice to the Agent.

                  (c) The Master Servicer shall cause each Subservicer and any successor Subservicer to keep in force during the term of this Agreement insurance coverage in such amounts as shall be normal and usual in the business.

         Section 10.5 Assumption and Substitution Agreements. The Master Servicer is authorized to take or enter into an assumption or substitution agreement from or with the Person to whom property subject to a Mortgage has been or is about to be conveyed. The Master Servicer is also authorized, if required by law to do so, to release the original Obligor from liability upon the Mortgage Loan Receivable and substitute the new mortgagor as Obligor thereon. In connection with such assumption or substitution, the Master Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual and as it applies to mortgage loan timeshare receivables owed solely by it. Notwithstanding the foregoing, in connection with any transfer of ownership of a Mortgaged Property by an Obligor to any Person, the Master Servicer shall not agree to any change in the rate of interest borne by, the maturity date of, the principal amount of, the timing of payments of principal and interest in respect of, and all other material terms of, the related Mortgage Note. The Master Servicer shall notify the Agent that any such assumption or substitution agreement has been completed and if requested to do so by the Agent, shall forward to the Agent a copy of such assumption or substitution agreement for the Agent's review. The original of any assumption or substitution agreement shall be added to the related Receivable File and shall, for all purposes, be considered a part of such Receivable File to the same extent as all other documents and instrument constituting a part thereof. In connection with any such assumption or substitution agreement, the related Mortgage Note shall not be changed. Any fee collected by the Master Servicer for entering into an assumption or substitution agreement will be retained by the Master Servicer as additional servicing compensation.

         Section 10.6  Realization Upon Defaulted Receivables.

                  (a) The Master Servicer shall foreclose upon or otherwise comparably convert the ownership of the Mortgaged Properties securing such of the Mortgage Loan Receivables as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 10.2. In connection with such foreclosure or other conversion, the Master Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities; provided that if the Master Servicer has actual knowledge or reasonably believes that any Mortgaged Property is affected by hazardous or toxic waste or substances, then the Master Servicer need not acquire title to such Mortgaged Property in a foreclosure or similar proceeding. The foregoing is subject to the proviso that the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or to restore any damaged property unless it shall determine that such foreclosure or restoration will increase the Liquidation Proceeds available to the Seller after reimbursement to the Master Servicer for its Liquidation Expenses.

                  (b) In connection with the foreclosure or liquidation of any Defaulted Receivable that is a Right to Use Receivable, the Master Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general servicing activities. The Master Servicer shall be required to expend its own funds in connection with the liquidation of any Defaulted Receivable that is a Right to Use Receivable, if it shall determine that such expenditures will increase the Liquidation Proceeds available to the Seller after reimbursement to the Master Servicer for its Liquidation Expenses.

                  (c) Liquidation Expenses incurred by the Master Servicer can be repaid to the Master Servicer only from Liquidation Proceeds from sale or other disposition of the related Defaulted Receivables.

         Section 10.7 Payment of Fees and Expenses of Agent: No Offset. Prior to the termination of this Agreement, the obligations of the Master Servicer under this Agreement shall not be subject to any counterclaim or right of offset which the Master Servicer has or may have against the Agent or any Purchaser, whether in respect of this Agreement, any Receivable or otherwise.

         Section 10.8 Servicing Fee. The Seller shall pay to the Master Servicer out of Collected Interest a fee (the "Servicing Fee") for each day until the first Business Day after the Commitment Termination Date on which the Aggregate Undivided Interest shall be reduced to zero and all obligations shall have been fully paid and performed. The accrued Servicing Fee shall be paid in arrears on each Settlement Date and on the first Business Day after the Commitment Termination Date on which the Aggregate Undivided Interest shall be reduced to zero and all obligations shall have been fully paid and performed. The Servicing Fee shall be calculated for each day as an amount equal to the product of (i) 1.75%, (ii) the outstanding Principal Balance of the Receivables comprising the Receivables Pool as of such day and (iii) a fraction, the numerator of which is one and the denominator of which is 360. In no event shall the Agent or any Purchaser have any obligation to pay any fee in respect of the services to be provided hereunder.

         Section 10.9 Representations and Warranties as to the Master Servicer. The Master Servicer represents and warrants to the Agent for the benefit of the Purchasers that:

                  (a) Organization and Good Standing. The Master Servicer shall have been duly organized and shall be validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted.

                  (b) Due Qualification. The Master Servicer shall be duly qualified to do business as a foreign corporation in good standing, and shall have obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, except where the failure to so qualify or to have obtained such licenses and approvals would not have a material adverse effect on the ability of the Master Servicer to perform its obligations under this Agreement or the other Facility Documents to which it is a party.

                  (c) Power and Authority. The Master Servicer shall have the power and authority to execute, deliver and perform its obligations under the Agreement and each other Facility Document to which it is a party and to carry out their respective terms; and the execution, delivery and performance of this Agreement and each other Facility Document to which it is a party shall have been duly authorized by the Master Servicer by all necessary corporate action.

                  (d) Binding Obligations. This Agreement shall constitute a legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors, rights in general and by general principles of equity.

                  (e)      No Violation.  The consummation of the
transactions contemplated by this Agreement and the other

Facility Documents to which the Master Servicer is a party and the fulfillment of the terms of this Agreement and the other Facility Documents shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Master Servicer, or conflict with or violate any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any material indenture, agreement or other instrument to which the Master Servicer is a party or by which it shall be bound; nor violate any law or, to the best of the Master Servicer's knowledge, any order, rule or regulation applicable to the Master Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Master Servicer or its properties; which breach, default, conflict or violation would have a material adverse effect on the ability of the Master Servicer to perform its obligations under this Agreement or the other Facility Documents to which it is a party.

         Section 10.10  Existence; Status as Master Servicer; Merger.

                  (a) Except as otherwise permitted by Section 10.2(f), the Master Servicer shall keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its organization and shall obtain and preserve its qualification to do business as a foreign corporation, in each case to the extent necessary to protect the validity and enforceability of the Receivables (and, in the case of Mortgage Loan Receivables, the related Mortgage Notes and Mortgages) and this Agreement.

                  (b) The Master Servicer shall not consolidate with or merge into any other Person or convey, transfer or lease substantially all of its assets as an entirety to any Person unless the Person formed by such consolidation or into which the Master Servicer has been merged or the Person which acquires substantially all the assets of the Master Servicer as an entirety is a corporation organized under the laws of a state in the United States, can lawfully perform the obligations of the Master Servicer hereunder and executes and delivers to the other parties hereto an agreement, in form and substance reasonably satisfactory to the Agent (acting upon the direction of the Purchasers), which contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement.

                  (c) From the date hereof until the first day following the Commitment Termination Date on which (i) the Aggregate Undivided Interest shall be reduced to zero and (ii) all obligations shall have been fully paid and performed, the Master Servicer shall, promptly after learning thereof, notify the Agent of (i) the details of any action, proceeding, investigation or claim against or affecting the Master Servicer instituted before any court, arbitrator or Governmental Authority or, to its knowledge threatened to be instituted, which, if determined adversely to the Master Servicer would be likely to have a material adverse effect on the performance by it of its obligations under any Facility Document to which is a part or by which it is bound.

         Section 10.11 Performance of Obligations. The Master Servicer shall not take any action or, to the extent within its control, permit any action to be taken by others, which would excuse any Obligor from any of its covenants or obligations under any Mortgage Note or Mortgage, or under any other instrument relating thereto, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any Mortgage Note or Mortgage or any such instrument, without the written consent of the Agent, except as expressly provided herein and therein.

               Section 10.12 Liability of the Master Servicer: Indemnities. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Master Servicer under this Agreement. Such obligations shall include the following:

                  (a) The Master Servicer shall indemnify, defend and hold harmless the Agent and the Purchasers from and against any loss, liability or expense incurred by reason of the Master Servicer's negligence, willful misfeasance or bad faith in the performance of its obligations and duties hereunder, reckless disregard of its obligations and duties hereunder or breach of any provision hereof.

                  (b) The Master Servicer shall indemnify, defend and hold harmless the Agent and the Purchasers from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of its duties herein contained, except to the extent that any such cost, expense, loss, claim, damage or liability: (i) shall be due to the willful misfeasance, bad faith or negligence of the Agent or any Purchaser or successor Master Servicer, (ii) relates to any Tax other than the Taxes with respect to which the Master Servicer shall be required to indemnify the Agent or (iii) shall be one as to which the Seller is required to indemnify the Agent.

         Indemnification under this Section shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation, and appeals therefrom (including, but not limited to, any such fees and costs incurred in a bankruptcy, receivership or similar proceeding). If the Master Servicer shall have made any indemnity payments to the Agent pursuant to this Section and the Agent thereafter shall collect any of such payments from others, the Agent shall repay such amounts to the Master Servicer, with interest to the extent collected (which interest shall not be an expense of the Agent or any Purchaser). The indemnifications under this Section shall survive the termination of this Agreement and the appointment of any successor Agent.

                                   ARTICLE 11

                               TERMINATION EVENTS

         Section 11.1 Termination Events. Each of the following events shall constitute a "Termination Event":

                  (a) The Seller or either Originator shall fail to make any payment or deposit required under this Agreement or the related Purchase Agreement, in each case that continues unremedied for three Business Days after discovery of such failure by an officer of the Seller or the related originator or written notice of such failure is given to the Seller or such Originator by the Agent;

                  (b) Any representation and warranty made by the Seller or either Originator in this Agreement or any other Facility Document to which it is a party regarding corporate organization or authority or the enforceability of this Agreement or any other such Facility Document or any information required to be given by the Originators to identify the Receivables proves to have been incorrect in any material respect when made, and which continues to be incorrect in any material respect for a period of 30 days after written notice of such incorrectness shall have been given to the Seller or such originator by the Agent;

                  (c) Failure of the Seller or either Originator to observe or perform in any material respect any material covenant or agreement under this Agreement or any other Facility Document to which it is a party which continues unremedied for a period of 30 days after written notice is delivered by the Agent to the Seller or such originator; or failure by the Seller or either Originator to perform or observe any other term, covenant or agreement contained in this Agreement or any other Facility Document to which it is a party on its part to be performed or observed and such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Seller or such Originator by the Agent;

                  (d) Any Indebtedness of the Seller in excess of $100,000 shall be declared to be due and payable or required to be prepaid (other than by regularly scheduled required prepayment) prior to the stated maturity thereof;

                  (e) The  entry of a decree  or order by a court or  agency  or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator, receiver or liquidator of the Seller, either Originator, WorldMark or any Association in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of their respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 days;

                  (f) The consent by the Seller, either Originator, WorldMark or any Association to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to any of the foregoing entities of or relating to substantially all of their property; or the Seller, either Originator or WorldMark shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

                  (g) Any judgment shall have been entered (and shall have remained unsatisfied or unstayed for more than ten Business Days) against either Originator or the Seller that if levied upon would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of such Originator or the Seller;

                  (h) The Seller becomes an "investment company" and is required to register as such under the Investment Company Act;

                  (i) The IRS shall file notice of a lien pursuant to Section 6323 of the Code with regard to any Receivable and such lien shall not have been released within ten Business Days, or the PBGC shall file notice of a lien pursuant to Section 4068 of ERISA with regard to any Receivable and such lien shall not have been released within ten Business Days;

                  (j) If TRI or any Subsidiary other than the Seller shall fail to pay when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) any Indebtedness in excess of $750,000 and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness;

                  (k) If, as of any Settlement Date, (i) the Charge-off Rate or the Consolidated Charge-off Rate exceeds 5% per annum, (ii) the average of the Delinquency Rate Amounts or the Consolidated Delinquency Rate Amounts, in either case for the three Collection Periods immediately preceding the Collection Period in which such Settlement Date occurs exceeds 5%, (iii) the average of the Defaulted Receivable Amounts or the Consolidated Defaulted Receivable Amounts, in either case for the three Collection Periods immediately preceding the Collection Period in which such Settlement Date occurs exceeds 3% or (iv) the Portfolio Yield is negative;

                  (l) If the Collateral Percentage falls below 125% and within five Business Days after the Seller learns of such event or is given notice of such event by the Agent or the Master Servicer it does not cause the Collateral Percentage to equal or exceed 125%;

                  (m) If the Seller has a Net Worth less than an amount equal to the greater of (i) $22,000,000 or (ii) the product of
0.25 and the Aggregate Net Investment;

                  (n) WorldMark, on an annual basis, has excess of revenues over expenses of less than $0; or

                  (o) Any Association, (i) fails to deliver to the Agent, within 90 days of the end of such Association's fiscal year, a report and an unqualified opinion of independent public accountants, or (ii) fails to have an annual replacement reserve report generated (by an independent consultant acceptable to the Purchasers) and delivered to the Agent within 90 days of the end of such Associations year end, showing a fund balance (as such fund balances are shown on the financial statements of each Association) for the current year of less than zero, or projecting within the next ten years that the fund balance will equal less than zero.

         Section 11.2  Remedies.

                  (a) Upon the occurrence of (i) a Termination Event described in Section 11.1(e) or 11.1(f), the Commitment shall be terminated, the Agent shall have been deemed to have given notice of the occurrence of a Termination Event to the Seller, and the Obligations shall become due and payable (from Collections or otherwise), all without further act or notice by the Agent or the Purchasers, (ii) a Termination Event described in Section 11.1(a), the Agent or any Purchaser may give notice to the Seller that the Commitment shall be terminated, the Agent shall have been deemed to have given notice of the occurrence of a Termination Event to the Seller and the Obligations shall become due and payable (from Collections or otherwise) and (iii) any other Termination Event, the Agent shall, at the request of the Required Purchasers, immediately terminate the Commitment, give notice to the Seller of the occurrence of a Termination Event, and declare the Obligations due and payable (from Collections or otherwise).

                  (b) Upon any termination of the Commitment pursuant to this Section, the Agent and the Purchasers shall have, in addition to all other rights and remedies under this Agreement and the other Facility Documents, all rights and remedies provided under the UCC of each applicable jurisdiction and under other applicable laws, which rights shall be cumulative.

                                   ARTICLE 12

                                    THE AGENT

         Section 12.1 Authorization and Action. Each Purchaser hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. The duties of the Agent shall be mechanical and administrative in nature, it shall not have by reason of this Agreement a fiduciary relationship in respect of any Purchaser and nothing in this Agreement or the other Facility Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement or the other Facility Documents except as expressly set forth herein or in such other Facility Documents. As to any matters not expressly provided for by this Agreement, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining) upon the instructions of the Required Purchasers, and such instructions shall be binding upon all Purchasers, provided that the Agent shall not be required to take any action which exposes it to personal liability or which is contrary to any Facility Document or applicable law and provided, further, that without the prior written consent of all Purchasers, the Agent shall not, nor can the Agent be instructed to, change or modify (a) any requirement that any particular action be taken by the Required Purchasers or by all the Purchasers, (b) the definition of "Required Purchasers," (c) the Commitment Amount or any Purchasers' Pro Rate Share thereof, (d) the amount of the Commitment Fees or the Upfront Fee, (e) the Commitment Termination Date (except as provided in Section 2.3), (f) the date for payment of any Earned Yield or (g) the amount of the Earned Yield and provided, further, that the terms of Sections 5.1 and 13.2 and this Article shall not be amended without the prior written consent of the Agent (acting for its own account). In the absence of instructions from the Required Purchasers, the Agent shall have authority (but no obligation), in its sole discretion, to take or not to take any action, unless this Agreement specifically requires the consent of all Purchasers or of the Required Purchasers and any such action or failure to act shall be binding on all the Purchasers. Each Purchaser shall execute and deliver such additional instruments, including powers of attorney in favor of the Agent, as may be necessary or desirable to enable the Agent to exercise its powers hereunder.

         Section 12.2  Duties and obligations.

                  (a) Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or any of them under or in connection with this Agreement except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent (i) may treat each Purchaser as the party entitled to receive payments hereunder except as otherwise provided in Article 13; (ii) may consult with legal counsel (including counsel for the Seller), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such experts; (iii) makes no warranty or representation to any Purchaser and shall not be responsible to any Purchaser for any statements, warranties or representations made in or in connection with this Agreement or in any instrument or document furnished pursuant hereto; (iv) shall not have any duty to ascertain or to inquire as to the performance of any of the terms, covenants or conditions of the Facility Documents on the part of the Seller or as to the existence or possible existence of any Unmatured Termination Event or Termination Event; (v) shall not be responsible to any Purchaser for the due execution, legality, validity, enforceability, genuineness, effectiveness or value of this Agreement or of any instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect to this Agreement by acting upon any oral or written notice, consent, certificate or other instrument or writing (which may be by telegram, facsimile transmission, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties or by acting upon any representation or warranty of the Seller made or deemed to be made hereunder.

                  (b) The Agent will account to each Purchaser for its Pro Rata Share of payments made for the ratable account of the Purchasers which are received by the Agent from the Seller and will promptly remit to the Purchasers entitled thereto all such payments. The Agent will transmit to each Purchaser copies of all documents received from the Seller pursuant to the requirements of this Agreement other than documents which by the terms of this Agreement the Seller is obligated to deliver directly to the Purchasers. The Agent will provide notice to each of the Purchasers within 30 days of any of the following: (i) any Amendment to this Agreement pursuant to
Section  15.7;  (ii) the waiver of any of the Seller's  covenants as provided in
Section 8.1 and 9.1; (iii) the waiver of any of TRI's covenants as provided in Sections 8.1 and 9.2; (iv) the designation of a new Master Servicer as provided in Section 10.1; (v) the termination of the Commitment as provided in Section 11.2(a); (vi) the taking of any other action upon the instructions of the Required Purchasers as prescribed in Section 12.1; (vii) the removal of the Agent or the appointment of a Successor Agent by the Required Purchasers as provided in Section 12.7; (viii) the assignment or delegation by the Seller of any of its rights or duties as provided in Section 13.1; or (ix) any other action under any of the Facility Documents requiring the vote of the Required Purchasers (in which case notice should be received within 30 days prior to such vote).

                  (c) Each Purchaser or its assignee shall furnish to the Agent in a timely fashion such documentation (including, but not by way of limitation, IRS Forms Nos. 1001, 4224 and W-8) as may be required by applicable law or regulation or as may reasonably be requested by Agent to establish such Purchaser's status for tax withholding purposes.

         Section 12.3 Dealings with the Seller. With respect to its portion of the Commitment and the Purchases made by it, the Agent shall have the same rights and powers under this Agreement as any other Purchaser and may exercise the same as though it were not the Agent, and the term "Purchaser" shall unless otherwise expressly indicated include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, act and generally engage in any kind of business with the Seller and any Person which may do business with the Seller, all as if the Agent were not the Agent hereunder and without any duty to account therefor to the Purchasers.

         Section 12.4 Purchaser Credit Decision. Each Purchaser acknowledges that it has, independently and without reliance upon the Agent or any other Purchaser and based upon such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Purchaser also acknowledges that it will, independently and without reliance upon the Agent or any other Purchaser and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Facility
Documents.

         Section 12.5  Right to Rely on Payments.

                  (a) Unless the Agent shall have been notified in writing by a Purchaser by 2:00 p.m., Seattle time, on the day prior to a Purchase (other than a Reinvestment) that such Purchaser will not make available the amount which would constitute its Pro Rata Share of the amount to be paid in connection with such Purchase, the Agent may assume that such Purchaser has made such amount available to the Agent and, in reliance upon such assumption, make available to the Seller a corresponding amount. If and to the extent that such Purchaser shall not have made such amount available to the Agent, such Purchaser and the Seller severally agree to repay the Agent forthwith on demand such amount together with interest thereon, for each day from the date the Agent made such amount available to the Seller to the date such amount is repaid to the Agent, at the Yield Rate applicable to such Purchase when first made.

                  (b) Unless the Agent shall have been notified by telephone and such notice shall have been confirmed in writing by the Master Servicer by 2:00 p.m., Seattle time, on the day prior to the date any payment is due hereunder that the Master Servicer will not make the full amount of all payments scheduled to be made by it on such due date, the Agent may assume that the Master Servicer has made such amount available to the Agent and, in reliance upon such assumption, make available to itself and the Purchasers their respective shares of such amount. If the Agent makes any such amount available to any Purchaser, but such amount was not in fact made available by the Master Servicer to the Agent on such due date, such Purchaser shall pay to the Agent on demand the amount previously made available to such Purchaser, together with interest on such amount at the daily average Federal Funds Rate for the number of days from and including the date on which such Purchaser received such amount to the date on which such amount becomes immediately available to the Agent. A statement of the Agent submitted to any Purchaser with respect to any amounts owing under this paragraph shall be conclusive and binding in the absence of manifest error. If such amount is not in fact repaid to the Agent by such Purchaser within two Business Days after the date on which such Purchaser is informed by the Agent that such amount was not made available to the Agent by the Purchaser then the Agent shall be entitled to recover on demand an amount calculated in the manner specified in the second preceding sentence of this clause (b) after substituting the term "Reference Rate" for the term "Federal Funds Rate."

         Section 12.6  Limitations on Liability; Indemnification.

                  (a) Anything herein to the contrary notwithstanding, the Agent and the Purchasers shall have no obligations or liabilities with respect to any Assigned Collateral, nor shall any of them be obligated to perform any of the obligations of the Seller owing to any Obligor under the Receivables or in respect thereof.

                  (b) The Purchasers agree to indemnify the Agent (to the extent not reimbursed by the Seller) ratably according to their respective Pro Rata Shares from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, Taxes (in the case of Taxes in respect of earnings or gains from the investment of funds held in the Collection Account), expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other Facility Document or any action taken or omitted by the Agent under this Agreement or any other Facility Document, except any such as result from the Agent's gross negligence or willful misconduct. Without limiting the foregoing, each Purchaser agrees to reimburse the Agent promptly on demand in proportion to its Pro Rata Share for all reasonable out-of-pocket expenses, including legal fees, incurred by the Agent in connection with the administration or enforcement of or the preservation of any rights under this Agreement or any other Facility Document (to the extent that the Agent is not reimbursed for such expenses by the Seller). The foregoing indemnities shall survive the termination of this Agreement.

         Section 12.7 Successor Agent. So long as the Agent is not concurrently a Purchaser, the Agent may give written notice of resignation at any time to the Purchasers and the Seller which resignation shall not be effective until at least 30 days thereafter, and the Agent may be removed at any time with cause by the Required Purchasers (such Required Purchasers to be determined, solely for purposes of this Section, by excluding the Purchasers' Investment relating solely to Seafirst, so that the Required Purchaser's aggregate Purchasers' Investment of 66% will be based on the initial acquisition by the Purchasers excluding, however, the acquisition by Seafirst as Purchaser, and as such amount may be reduced from time to time by Collections received and distributed pursuant to Sections 4.3 and 4.7.). Upon any such notice of resignation or removal, the Required Purchasers shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Purchasers and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the removal of the retiring Agent by the Required Purchasers, then the retiring Agent may on behalf of the Purchasers, appoint a successor Agent, which shall be a bank organized under the laws of the United States or of any state thereof, or any affiliate of such bank, and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. The retiring Agent, however, would not be released from any liabilities resulting from such retiring Agent's gross negligence or willful misconduct. Until the acceptance by such a successor Agent, the retiring Agent shall continue as "Agent" hereunder. After any retiring Agent's resignation or removal hereunder as Agent shall become effective, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

         Section 12.8 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Facility Document to which it is a party by or through agents, employees or attorneys-in-fact and shall be entitled to the advice of counsel concerning all matters pertaining to such duties. The Agent shall not be held liable to any Purchaser for the negligence or misconduct of any agent or attorney-in-fact that the Agent selects with reasonable care.

         Section 12.9 Merger of Agent. Any Person into which the Agent may be merged or converted or which it may be consolidated with or any Person resulting from any merger, conversion or consolidation to which it shall be a party or any Person to which the Agent may sell or transfer all or substantially all of its agency relationships shall be the successor to the Agent without the execution or filing of any paper or further act, anything herein to the contrary notwithstanding.

                                   ARTICLE 13

                         ASSIGNMENTS AND PARTICIPATIONS

         Section 13.1 Generally. Each Purchaser may assign, or sell participations in, its share of the Aggregate Net Investment and in the Commitment to one or more Persons in accordance with this Article. Unless the Agent (acting upon the direction of the Required Purchasers) shall otherwise consent in writing, the Seller may not assign or delegate any of its rights or duties hereunder and any such assignment or delegation purported to be made shall be void and of no effect.

         Section 13.2 Assignments. Any Purchaser, with the prior written consent (which prior consent from the Seller and Master Servicer shall not be required if a Termination Event shall have occurred and is continuing or if the assignment is to an affiliate of the Purchaser) of the Seller, the Agent and the Master Servicer (which consents will not be unreasonably withheld), may at any time assign and delegate to one or more commercial banks or other financial institutions (each, an "Assignee Purchaser"), all or any portion of its Pro Rata Share of the Aggregate Net Investment and its Pro Rata Share of the Commitment (which assignment and delegation shall be a constant, and not a varying, percentage of all the assigning Purchasers, share of the Aggregate Net Investment and its share of the Commitment. Notwithstanding the foregoing, (i) the portion of the Commitment assigned to any Assignee Purchaser shall not be less than $1,000,000 unless such assignment covers all of the assigning Purchasers' interests and obligations under all Facility Documents and (ii) any Assignee Purchaser must purchase interests in the assigning Purchasers' share of the Aggregate Net Investment and of the Commitment and other obligations in equal proportions.

         The Seller, the Master Servicer and the Agent shall be entitled to continue to deal solely and directly with such assigning Purchaser in connection with the interests and obligations so assigned and delegated to an Assignee Purchaser until:

                  (i) the Agent and Seller shall have approved the proposed assignment;

                  (ii) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Purchaser, shall have been given to the Seller, the Master Servicer and the Agent by such Purchaser and such Assignee Purchaser;

             (iii) such Assignee Purchaser shall have executed and delivered to the Seller, the Master Servicer and the Agent an agreement pursuant to which such Assignee Purchaser shall be bound to the terms of this Agreement and the other Facility Documents in form and substance acceptable to the Agent; and

                  (iv) the processing fees described below shall have been paid.

         From and after the date that all of the foregoing conditions shall have been fully satisfied, (A) the Assignee Purchaser shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Purchaser in connection with such assignment, shall have the rights and obligations of a Purchaser hereunder and under the other Facility Documents and (B) the assigning Purchaser, to the extent that rights and obligations under the Facility Documents have been assigned and delegated by it, shall be released from its obligations which are not then due and payable under the Facility Documents.

         The assigning Purchaser must pay an administrative processing fee (which fee shall not be reimbursable by the Seller) to the Agent in an amount of $1,000. Any attempted assignment and delegation not made in accordance with this Section shall be null and void.

         In connection with each assignment and delegation effected in accordance with this Section, each of the parties hereto agrees, promptly upon the Agent's request, to execute and deliver all financing statements and continuation statements that the Agent deems necessary or appropriate in connection with such assignment and delegation.

         Section 13.3 Participations. Any Purchaser may at any time sell to one or more commercial banks or other financial institutions (each, a "Participant") undivided interests in its rights in respect of any Purchases, its portion of the Commitment or other interests or obligations of such Purchaser hereunder; provided, however, that no such participation shall relieve such Purchaser from its portion of the Commitment or its other obligations under the Facility Documents and the Seller, the Master Servicer and the Agent shall continue to deal solely and directly with such Purchaser in connection with such Purchasers, rights and obligations under this Agreement and each of the other Facility
Documents. The Seller acknowledges and agrees that each Participant, for purposes of Sections 3.5, 3.6, 10.3, 14.1, 15.8 and 15.9 shall be considered a Purchaser; provided, however, that no Participant shall be entitled to payment of any amount under such Sections that would not have been payable to the selling Purchaser had no participation occurred.

                                   ARTICLE 14

                               SELLER INDEMNITIES

         Section 14.1 Indemnities by the Seller. The Seller hereby agrees to indemnify each of the Agent, the Purchasers, their respective successors, permitted transferees and assigns and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each, an "Indemnified Party"), forthwith on demand, from and against any and all damages, losses, claims (whether on account of settlements or otherwise), liabilities and related costs and expenses, including reasonable attorneys, fees and disbursements (collectively, the "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of any Facility Document or the transactions contemplated thereby or the use of proceeds therefrom, including, without limitation, in respect of the ownership of an Undivided Interest or in respect of any Receivable or any Receivable Document, excluding, however, Indemnified Amounts to the extent resulting from (a) nonpayment by any Obligor of an amount due and payable with respect to a Receivable unless such nonpayment results from a dispute, claim, offset or defense described in Section 14.1(vi) or the noncompliance with applicable laws, rules or regulations described in Section 14.1(iii), (b) negligence or willful misconduct on the part of such Indemnified Party or (c) disputes between assigning Purchasers and Assignee Purchasers, or disputes between selling Purchasers and Participants, if such disputes relate solely to the conduct of such Persons and not to the failure of the Seller or the Master Servicer to perform any Facility Document. Without limiting the foregoing, the Seller shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

                  (i) the transfer by the Seller of any interest in any Receivable other than an Undivided Interest;

                  (ii) the breach of any representation or warranty made by the Seller under or in connection with any Facility Document, any report or settlement statement or any other information or report delivered by the Seller or the Servicer pursuant thereto, which shall have been false or incorrect when made or deemed made;

            (iii) the failure by the Seller to comply with any applicable law, rule or regulation with respect to any Receivable or the related Receivable Documents, or the nonconformity of any Receivable or the related Receivable Documents with any such applicable law, rule or regulation;

                  (iv) the failure to vest and maintain vested in the Purchasers' ownership interests in the Undivided Interests, free and clear of any Lien (other than Permitted Encumbrances on the Mortgaged Properties and any Lien arising solely as a result of an act of the Purchasers or the Agent, whether existing at the time of the Purchase of such Undivided Interest or at any time thereafter);

                  (v) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC or other applicable laws with respect to any Receivable, all or any part of the Assigned Collateral whether at the time of any Purchase or at any subsequent time;

                  (vi) any dispute, claim, offset or defense (other than discharge in bankruptcy) of the obligor to the payment of any Receivable (including, without limitation, a defense based on the related Receivable or Receivable Documents not being the legal, valid and binding obligations of such obligor enforceable against it in accordance with its respective terms), or any other claim resulting from the sale of the services or goods related to such Receivable or the furnishing or failure to furnish such services or goods;

             (vii) any failure of the Seller, as the Servicer or otherwise, to perform its duties or obligations in accordance with the provisions of Article 10; and

            (viii) any Tax, all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase or ownership of any Undivided Interest, or other interest in the Assigned Collateral or Facility Documents other than Taxes upon or measured by net income, gross receipts or profits of the Indemnified Party; indemnification in respect of any such amounts shall be in an amount necessary to make the Indemnified Party whole after taking into account any tax consequences to the Indemnified Party of the receipt of the indemnity provided hereunder or of any refund of any Tax previously indemnified hereunder, including the effect of such tax or refund on the amount of tax measured by net income, gross receipts or profits which is or was payable by the Indemnified Party.

The indemnities provided herein shall survive the termination of this Agreement.

                                   ARTICLE 15

                                  MISCELLANEOUS

         Section 15.1 Repurchases for Administrative Convenience. If on any Settlement Date, the Aggregate Net Investment is less than or equal to lot of the maximum Aggregate Net Investment on any date prior to such Settlement Date, the Seller shall be entitled to repurchase all (but not less than all) of the Undivided Interests from the Purchasers on such Settlement Date. To effect such repurchase, the Seller shall give the Agent at least three Business Days, prior written notice thereof and on the Settlement Date shall tender payment of the repurchase price calculated as hereinafter provided. The Seller shall pay such repurchase price in cash to the Agent (for the benefit of the Agent and the Purchasers) in an amount equal to the sum of (i) unpaid Earned Yield on the Aggregate Net Investment accrued to and including the date of repurchase, (ii) the Aggregate Net Investment, (iii) accrued but unpaid Commitment Fees, (iv) all other Obligations that are then due and payable, including, without limitation, any Obligations which may arise under

Section 3.6 as a result of such repurchase and (v) the amount of the Servicing Fee accrued to and including the date of repurchase (which amount shall be paid to the Master Servicer). Upon receipt of such funds, the Purchasers shall be obligated to reconvey their Undivided Interests and all Assigned Collateral to the Seller pursuant to an assignment in form reasonably acceptable to the Seller, the Agent and the Purchasers, but without representation or warranty except for a several representation and warranty from each Purchaser that the Undivided Interests and all Assigned Collateral assigned are free and clear of Liens created by or arising under such Purchaser.

         Section 15.2 Substitution of Receivables. On any Settlement Date occurring on or before the Commitment Termination Date, the Seller may remove any Receivable that is either a Defaulted Receivable or is otherwise no longer an Eligible Receivable; provided, however, that simultaneously with such removal, Seller shall substitute a new Receivable which can be either a Right to Use Receivable or a Mortgage Loan Receivable which is an Eligible Receivable as of the time of substitution and which has an Outstanding Principal Balance equal to or greater than the Outstanding Principal Balance of the Receivable being removed from the Receivables Pool. After the Commitment Termination Date, provided that no Notice Date has occurred, on any Settlement Date the Seller may remove any Receivable which is a Defaulted Receivable or which is no longer an Eligible Receivable from the Receivables Pool; provided, however, that simultaneously with such removal, the Seller shall substitute a new Receivable which is an Eligible Receivable as of the time of substitution, which has a final maturity date not later than the final maturity date of the Receivable being removed from the Receivables Pool and which has an outstanding Principal Balance equal to or greater than the Outstanding Principal Balance of the Receivable being removed from the Receivables Pool. Any new Receivables being substituted for Receivables being removed from the Receivables Pool shall be separately identified on the related Settlement Statement.

         Section 15.3 No Waiver; Remedies Cumulative. No failure by the Agent or any Purchaser to exercise, and no delay in exercising, any right, power or remedy under this Agreement or any other Facility Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy under this Agreement or any other Facility Document preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The exercise of any right, power or remedy shall in no event constitute a cure or waiver of any Unmatured Termination Event or Termination Event under this Agreement nor prejudice the right of the Agent or any Purchaser in the exercise of any right hereunder or under any other Facility Document. The rights and remedies provided herein and therein are cumulative and not exclusive of any right of remedy provided by law.

         Section 15.4 Governing Law. This Agreement and the other Facility Documents shall be governed by and construed in accordance with the internal laws of the State of Washington except to the extent that the perfection (and the effect of perfection or nonperfection) of the interests of the Purchasers in all or any part of the Assigned Collateral is governed by the laws of a jurisdiction other than the State of Washington.

         Section 15.5 Notices. All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, or sent by air courier or by telephonic facsimile transmission and shall be deemed to have been duly given upon receipt in the case of:

                  (i)      TW HOLDINGS, INC.
                           c/o Trendwest Resorts, Inc.
                           12301 N.E. 10th Place
                           Bellevue, WA  98005
                           Attention:  Gary A. Florence
                           Telephone:  (206) 990-2300
                           Telecopier: (206) 990-2302

                  (ii)     Trendwest Resorts, Inc.
                           12301 N.E. 10th Place
                           Bellevue, WA  98005
                           Attention:  Gary A. Florence
                           Telephone:  (206) 990-2300
                           Telecopier: (206) 990-2302

            (iii)          The Purchasers
                           c/o Seafirst Bank
                           701 Fifth Avenue
                           12th Floor
                           Seattle, WA 98104
                           Attention:  Gordon H. Gray
                           Telephone:  (206) 358-3012
                           Telecopier: (206) 358-3113

                  (iv)     Seafirst Bank, as Agent
                           701 Fifth Avenue
                           16th Floor
                           Seattle, WA 98104
                           Attention:  Ken Puro
                           Telephone:  (206) 358-0138
                           Telecopier: (206) 358-0971

Any of the foregoing addresses can be changed by written notice to the other parties to this Agreement.

         Section 15.6 Severability. Any provision of this Agreement or any other Facility Document which is prohibited or unenforce- able in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the parties waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

         Section 15.7 Entire Agreement; Amendment. This Agreement, the Fee Letter and the other Facility Documents to which the Seller is a party comprise the entire agreement of the parties hereto and may not be amended or modified except by written agreement of the Seller and the Agent. No provision of this Agreement may be waived except in writing and then only in the specific instance and for the specific purpose for which given.

         Section 15.8 Submission to Jurisdiction: Etc. Each party hereto hereby irrevocably (a) submits to the jurisdiction of any Washington State or United States federal court sitting in Seattle, Washington, over any action or proceeding arising out of or relating to any Facility Document; (b) agrees that all claims in respect to such action or proceeding may be heard and determined in such state or United States federal court; (c) waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding; (d) in the case of the Seller, consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Seller at its address provided in Section 15.5; (e) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; and (f) in the case of the Seller, agrees not to institute any legal action or proceeding against the Agent or the Purchasers or the directors, officers, employees, agents or property of any thereof, arising out of or relating to any Facility Document, in any court other than (i) any Washington state or United States federal court sitting in Seattle, Washington or (ii) in the case of an action against a particular Purchaser, any court sitting at the location of the Purchasers, principal place of business. Nothing in this Section shall affect the right of the Agent or any Purchaser to serve legal process in any other manner permitted by law or to bring any action or proceeding against the Seller or its property in the courts of any other jurisdiction.

         Section 15.9 Waiver of Jury Trial. Each party hereto waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under or relating to this agreement, any other Facility Document or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or arising from any relationship existing in connection with this Agreement or any other Facility Document, and agrees that (i) any such action or proceeding shall be tried before a court and not before a jury and (ii) any party hereto may file an original counterpart or a copy of this Agreement with any court as written evidence of the consent of any other party or parties hereto to the waiver of its or their right to a trial by jury.

         Section 15.10 Captions and Cross-References; Incorporation by Reference. The various captions (including, without limitation, the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any Section, Schedule or Exhibit are to such Section, Schedule or Exhibit of this Agreement, as the case may be. The Schedules and the Exhibits hereto are hereby incorporated by reference and made a part of this Agreement.

         Section 15.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

         Section 15.12 Confidentiality. Each party hereto agrees, insofar as it is legally possible to do so, to use its best efforts to keep in confidence the terms of this Agreement and all information furnished or which may hereafter be furnished to it pursuant to the provisions of this Agreement including, without limitation, information relating to the Receivables; provided, however, that this Section shall not prohibit disclosure (i) to Purchasers; (ii) required or requested by any regulatory authority having jurisdiction over such party or otherwise required by law; (iii) of information otherwise lawfully obtainable from other sources; (iv) to attorneys and accountants for their review in connection with the performance of their duties; (v) to any Participant or prospective Participant or Assignee Purchaser; or (vi) to the extent such duty of confidentiality is waived by the applicable party hereunder.

         Section 15.13 Resale of Receivables. In connection with a securitization of Receivables, the Agent may from time to time at the request of the Seller and with prior notice to each Purchaser, resell some or all of the Receivables at a price equal to the aggregate amount of the Purchasers' Investment relating to such Receivables, plus the unpaid Earned Yield accrued thereon to the date of Resale. In connection with such resales of Receivables, the Agent is authorized to disclaim expressly all present and after-acquired rights of the Agent and Purchasers in and to the resold Receivables. The Agent may enter into such agreements as it deems necessary or appropriate to effectuate such resales of Receivables and related disclaimers of interest. The Agent shall promptly distribute to the Purchasers their Pro Rata Shares of all proceeds of resales of Receivables and if the distribution occurs before the Commitment Termination Date, the Commitment Amount shall increase by so much of the distribution as is attributable to return of the Purchasers' Investment.

               Section 15.14 Oral Agreements Not Enforceable. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.


               IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                               TW HOLDINGS, INC., as Seller



                               By ____________________________________
                                  Name:  _____________________________
                                  Title: _____________________________


                               TRENDWEST RESORTS, INC., as Master
                               Servicer



                               By ____________________________________
                                  Name:  _____________________________
                                  Title: _____________________________


                               BANK OF AMERICA NATIONAL TRUST AND
                               SAVINGS ASSOCIATION doing business as
                               SEAFIRST BANK, as Agent



                               By ____________________________________
                                  Name:  _____________________________
                                  Title: _____________________________

                               BANK OF AMERICA NATIONAL TRUST AND
                               SAVINGS ASSOCIATION doing business as
                               SEAFIRST BANK, as Purchaser



                                By ____________________________________
                                   Name:  _____________________________
                                   Title: _____________________________


                               FIRST NATIONAL BANK OF CHICAGO



                                By ____________________________________
                                   Name:  _____________________________
                                   Title: _____________________________


                                SOCIETE GENERALE



                                By ____________________________________
                                   Name:  _____________________________
                                   Title: _____________________________


                                THE BANK OF TOKYO-MITSUBISHI, LTD., as
                                Purchaser



                               By ____________________________________
                                  Name:  _____________________________
                                  Title: _____________________________


                               KEYBANK NATIONAL ASSOCIATION



                              By ____________________________________
                                 Name:  _____________________________
                                 Title: _____________________________

                              SANWA BANK CALIFORNIA



                              By ____________________________________
                                 Name:  _____________________________
                                 Title: _____________________________


                              FIRST SECURITY BANK OF IDAHO, N.A.



                              By ____________________________________
                                 Name:  _____________________________
                                 Title: _____________________________


                              U.S. BANK



                              By ____________________________________
                                 Name:  _____________________________
                                 Title: _____________________________